UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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SB Financial Group, Inc.

(Name of Registrant as Specified In Its Charter)

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2017 Proxy Statement

SB FINANCIAL GROUP, INC.

401 Clinton Street

Defiance, Ohio 43512

(419) 783-8950

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Defiance, Ohio

March 10, 2017

Dear Shareholders:

The 34th Annual Meeting of Shareholders (the “Annual Meeting”) of SB Financial Group, Inc. (“SB Financial”) will be held on Wednesday, April 19, 2017, at 10:30 a.m., Eastern Daylight Savings Time, for the following purposes:

1.	To elect three (3) directors, each to serve for a term of three years.

2.	To ratify the appointment of BKD, LLP as the independent registered public accounting firm of SB Financial for the fiscal year ending December 31, 2017.

3.	To consider and vote upon a proposal to approve the 2017 SB Financial Group Stock Incentive Plan.

4.	To consider and vote upon a non-binding advisory resolution to approve the compensation of SB Financial’s named executive officers.

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

Your Board of Directors recommends that you vote “FOR” the election as SB Financial directors of the nominees listed in SB Financial’s proxy statement for the Annual Meeting, and “FOR” Proposals 2, 3 and 4.

This year’s Annual Meeting will again be held “virtually” through a live webcast. Shareholders will be able to vote and submit questions by visiting SBFG.onlineshareholdermeeting.com and participating live in the webcast. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card.

Additionally, this year SB Financial’s senior management will be hosting regional meetings for shareholders and investors to provide greater insight to our 2016 financial results and scheduled plans. Please call Melissa Martin at 419-782-7656 to obtain more information regarding the dates, times and locations of these regional meetings.

Shareholders of record at the close of business on February 23, 2017 are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof. All shareholders are cordially invited to participate in the Annual Meeting. Whether or not you plan to participate in the Annual Meeting virtually, it is important that your Common Shares be represented. Accordingly you are encouraged to vote electronically via the Internet in advance of the Annual Meeting in accordance with the instructions ony the enclosed proxy card. Alternatively, please fill in, date, sign and return your proxy card promptly.

By Order of the Board of Directors,

/s/ Mark A. Klein
Mark A. Klein
Chairman, President & CEO
SB Financial Group, Inc.

SB FINANCIAL GROUP, INC.

401 Clinton Street

Defiance, Ohio 43512

(419) 783-8950

PROXY STATEMENT FOR

THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, APRIL 19, 2017

GENERAL INFORMATION

This proxy statement and related materials are being made available to shareholders of SB Financial Group, Inc. (the “Company”, “SB Financial” or “SBFG”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, April 19, 2017, at 10:30 a.m., Eastern Daylight Savings Time, and at any adjournment(s) thereof. The Annual Meeting will be hosted at the Company’s headquarters located at 401 Clinton St. Defiance, Ohio 43512, and will be held “virtually” through a live webcast at SBFG.onlineshareholdermeeting.com. Shareholders may attend the Annual Meeting in person or may participate by accessing the Annual Meeting online, voting their shares electronically and submitting questions online during the meeting. To participate in the live webcast of the Annual Meeting, you will need your unique control number, which is provided on your proxy card, to enter the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON APRIL 19, 2017

The Company’s Notice of Annual Meeting, this proxy statement, and the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2016, are each available at http://www1.snl.com/irweblinkx/FinancialDocs.aspx?iid=101021.

Copies of the Company’s Annual Report on Form 10-K for the 2016 fiscal year may be obtained at the Company’s website at www.YourSBFinancial.com by first clicking, “Corporate Governance” and then “SEC Filings”. Or, you can obtain paper copies, without charge, by sending a written request to: Anthony V. Cosentino, Chief Financial Officer, SB Financial Group, Inc., 401 Clinton Street, Defiance, OH 43512.

The Company is furnishing proxy materials for the Annual Meeting over the Internet to certain shareholders of the Company, who will receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the Notice of Annual Meeting of Shareholders, this proxy statement, the form of proxy card and the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2016 (the “2016 fiscal year”), which includes the audited consolidated financial statements of the Company for the 2016 fiscal year (the “Annual Report”). The Notice of Internet Availability of Proxy Materials contains instructions on how to access the Company’s proxy materials over the Internet and how shareholders can receive a paper copy of the proxy materials. Shareholders who receive a Notice of Internet Availability of Proxy Materials are reminded that the Notice is not itself a proxy card.

On or about March 10, 2017, the Company will mail to all holders of record as of February 23, 2017 (the “Record Date”) of Common Shares of the Company (“Common Shares”) either (1) a copy of the Notice of Annual Meeting of Shareholders, this proxy statement, the form of proxy card and the Annual Report, or (2) a Notice of Internet Availability of Proxy Materials, which will indicate how to access the Company’s proxy materials on the Internet.

Only holders of record of the 4,907,337 Common Shares of the Company eligible to vote on February 23, 2017 are entitled to receive notice of and to vote at the Annual Meeting. Each such holder is entitled to one vote for each Common Share held as of the February 23, 2017 record date with respect to all matters acted upon at the Annual Meeting. The shares represented by all properly executed proxies submitted to the Company will be voted as designated. Each person giving a proxy may revoke it at any time before it is voted at the Annual meeting by giving written notice of revocation to the Secretary of the Company at the address listed above, or electronically and giving notice of revocation at the meeting. The last-dated proxy you submit by any means will supersede any previously submitted proxy. If your Common Shares are held in “street name” and you have instructed your broker, financial institution or other nominee to vote your Common Shares, you must follow directions received from your broker, financial institution or other nominee to change your vote.

Annually, the Company provides each registered shareholder at a shared address, not previously notified, with a separate notice of the Company’s intention to “household” proxy materials. Only one copy of the Notice of Annual Meeting of Shareholders and this proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, is being delivered to previously notified multiple registered shareholders who share an address unless the Company has received contrary instructions from one or more of the shareholders. Registered shareholders who share an address and would like to receive a separate copy of the Annual Report, this proxy statement for the Annual Meeting and/or Notice of Internet Availability of Proxy Materials delivered to them, or have questions regarding the householding process, may contact Investor Relations by calling 419-785-3663, or by forwarding a written request addressed to SB Financial Group, Inc., Attention: Investor Relations, Anthony V. Cosentino, 401 Clinton Street, Defiance, Ohio 43512. Promptly upon receipt of a request, an additional copy of the Annual Report, this proxy statement and/or Notice of Internet Availability of Proxy Materials, as applicable, will be sent. By contacting Investor Relations, registered shareholders sharing an address can also (i) notify the Company that the registered shareholders wish to receive separate annual reports to shareholders, proxy statements or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to shareholders, proxy statements or Notices of Internet Availability of Proxy Materials, as applicable, in the future if they are receiving multiple copies. Beneficial shareholders, who hold Common Shares through a broker, financial institution or other nominee, should contact their broker, financial institution or other nominee for specific information on the householding process as it applies to their accounts.

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VIRTUAL MEETING INFORMATION

Again this year, we will be hosting a virtual Annual Meeting. Shareholders will be able to participate in the Annual Meeting online via live webcast. Provided below is the summary of the information that you will need to participate in the Annual Meeting:

●	Shareholders can participate in the Annual Meeting via live webcast over the Internet at SBFG.onlineshareholdermeeting.com.

●	You will need your unique control number, which is provided on your proxy card, to enter the Annual Meeting.

●	The webcast of the Annual Meeting will begin at 10:30 a.m., Eastern Daylight Savings Time, on April 19, 2017.

●	Shareholders will have the ability to vote and submit questions during the Annual Meeting webcast.

●	Instructions as to how to participate via the Internet, including how to verify stock ownership, are available at SBFG.onlineshareholdermeeting.com.

●	If you have questions regarding how to participate via the Internet, you may call Anthony V. Cosentino at 419-785-3663.

●	Replay of the Annual Meeting webcast will be available until April 18, 2018.

We will be hosting the virtual Annual Meeting at our headquarters located 401 Clinton Street, Defiance, Ohio 43512, and shareholders may attend the Annual Meeting and vote in person if they so choose.

VOTING INFORMATION

Whether or not you plan to participate in the Annual Meeting, you may ensure your representation by voting your Common Shares by one of the following methods:

●	by submitting a traditional paper proxy card;

●	by submitting a proxy via the Internet prior to the Annual Meeting; or

●	by participating in the Annual Meeting online and voting electronically during the meeting, or by attending the Annual Meeting at 401 Clinton St., Defiance, Ohio and voting in person.

Submitting a Proxy via the Internet. You may submit a proxy via the Internet by following the instructions set forth on the form of proxy card or the Notice of Internet Availability of Proxy Materials. If your Common Shares are registered in the name of a broker, financial institution or other nominee (i.e., you hold your Common Shares in “street name”), your nominee may allow you to submit a proxy via the Internet. In that case, the voting form your nominee sent you will provide instructions for submitting your proxy via the Internet. For shareholders whose Common Shares are registered in the name of a broker, financial institution or other nominee, please consult the instructions provided by your nominee for information about the deadline for submitting a proxy via the Internet.

Voting at the Annual Meeting. If you participate in the live webcast of the Annual Meeting, you will have the opportunity to vote your Common Shares electronically during the Annual Meeting webcast. Shareholders can participate in the Annual Meeting via live webcast and vote electronically over the Internet at SBFG.onlineshareholdermeeting.com.

In accordance with Company policy, proxy cards, ballots and voting instructions that identify individual shareholders will be kept confidential. Exceptions to this policy, however, may be necessary in limited instances to comply with applicable legal requirements and, in the event of a contested proxy solicitation, to verify the validity of proxies presented by any person and the results of the voting.

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Quorum Requirement for the Annual Meeting

Under the Company’s Amended and Restated Regulations (the “Regulations”), a quorum is a majority of the Common Shares outstanding. Holders of Common Shares may be present in person via participation in the online webcast or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as being present for purposes of determining the presence of a quorum. In general, broker non-votes occur when Common Shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary authority to vote such Common Shares on the proposal(s). Brokers have discretionary authority to vote their customers’ Common Shares on “routine” proposals, even if they do not receive voting instructions from their customers. Brokers cannot, however, vote their customers’ Common Shares on “non-routine” matters without instructions from their customers. Pursuant to applicable stock exchange rules, the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 2) is the only routine matter. The election of directors and each of the other Proposals are considered non-routine matters and, therefore, your broker may vote on these matters only if you provide voting instructions.

Cost of Proxy Solicitation

The Company will bear the costs of preparing, printing and delivering this proxy statement, the form of proxy card and any other related materials, as well as all other costs incurred in connection with the solicitation of proxies on behalf of the Board (other than the Internet usage charges incurred if a shareholder appoints a proxy electronically). Proxies will be solicited by U.S. mail and electronic mail and may be further solicited, for no additional compensation, by officers, directors or employees of the Company and its subsidiaries by further mailing and/or electronic mail, by telephone or by personal contact. The Company will also pay the standard charges and expenses of brokers, voting trustees, financial institutions and other custodians, nominees and fiduciaries who are record holders of Common Shares not beneficially owned by them, for forwarding materials to and obtaining proxies from the beneficial owners of Common Shares entitled to vote at the Annual Meeting.

The Company has retained MacKenzie Partners, Inc. of New York, New York to aid in the solicitation of proxies for the Annual Meeting. MacKenzie Partners, Inc. will receive a base fee of $9,500, plus reimbursement of out-of-pocket fees and expenses, for its proxy solicitation services.

If you have any questions concerning this proxy solicitation, or the proposals to be considered at the Annual Meeting, please call MacKenzie Partners, Inc., at 1-800-322-2885. This is a toll-free number.

Your Vote Is Important. Your prompt cooperation in voting your Common Shares is greatly appreciated.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

In accordance with the Regulations of the Company, three directors will be elected at the Annual Meeting for terms of three years. The Board proposes that each of the three director nominees identified below be re-elected for a new term of three years expiring in 2020. Each of these nominees was approved by the Board upon the recommendation of the Governance and Nominating Committee.

Each individual elected as a director at the Annual Meeting will hold office for a term of three years and until his or her successor is elected and qualified, or until his or her earlier resignation, removal from office or death. Pursuant to the procedures set forth under the Regulations and Ohio law, the three nominees who receive the greatest number of votes will be elected as directors of the Company. Common Shares represented by properly submitted proxies will be voted FOR the election of the Board’s nominees unless authority to vote for one or more nominees is withheld. Shareholders may withhold authority to vote for the entire slate as nominated or may withhold the authority to vote for one or more nominees. Common Shares as to which the authority to vote is withheld will be counted for quorum purposes, but will not be counted toward the election of directors or toward the election of the individual nominees for whom the authority to vote has been withheld. If a nominee who would otherwise receive the required number of votes becomes unavailable or unable to serve as a director for any reason, the individuals designated as proxy holders reserve full discretion to vote the Common Shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the Board. The Board has no reason to believe that any of the nominees named below will not serve if elected.

The Board of Directors proposes the election of the following persons, all of whom were recommended by the Governance and Nominating Committee, to terms that will expire in 2020:

Name	Age	Position(s) Held	Director Since
Robert A. Fawcett, Jr.	75	Director, SBFG and State Bank	1992
Gaylyn J. Finn	68	Director, SBFG and State Bank	2010
Rita A. Kissner	71	Director, SBFG, State Bank and RDSI	2004

YOUR BOARD RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE ELECTION OF ALL OF THE BOARD’S NOMINEES

The following directors will continue to serve after the Annual Meeting for the terms indicated:

Name	Age	Position(s) Held	Director Since	Term Expires
George W. Carter	57	Director, SBFG and State Bank	2013	2018
Gary M. Cates	57	Director, SBFG and State Bank	2013	2018
Richard L. Hardgrove	78	Lead Independent Director, SBFG, State Bank and RDSI	2004	2019
Mark A. Klein	62	Director, Chairman, President and Chief Executive Officer, SBFG, State Bank and RDSI	2010	2019
William G. Martin	50	Director, SBFG and State Bank	2014	2019
Timothy J. Stolly	58	Director, SBFG and State Bank	2010	2018

There are no family relationships among any of the directors, nominees for election as directors and executive officers of the Company.

The following gives certain information, as of the record date, concerning each nominee for election as a director of the Company and each director whose term will continue after the Annual Meeting. The following also provides an overview of certain specific skills that qualify each of our current directors and director nominees to serve as a director or to be nominated for re-election as a director. Unless otherwise indicated, each person has held his or her principal occupation for more than five years.

Mr. Carter has over 29 years of experience in the utility industry. He currently serves as President and Chief Executive Officer of the Paulding Putnam Electric Cooperative, and has held that position since 2005. Mr. Carter also serves as a Director of Buckeye Power Inc., an electric generation company that has assets of $2 billion, and serves on its Loan Management, Executive and Audit Committees. Mr. Carter is an active member of his community, formerly serving as a board member of the United Way of Paulding County. Mr. Carter was appointed to the Boards of Directors of the Company and State Bank in 2013. He currently serves on the Compensation and Loan Review Committees.

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Mr. Cates is a senior level healthcare executive with over 31 years’ experience. He has a strong background in strategic planning, business development and human resource development in multiple industries. He brings a significant background in management, leadership and communication skills as well as experience with hospital acute care and post-acute care operations, marketing and board relationships. He currently serves as the Chief Philanthropy Officer of Promedica Health System overseeing the system’s thirteen foundations and sits on the system Executive Team. He also has significant board service experience, having served on the boards of directors of numerous for-profit and non-profit organizations including the United Way of Defiance County, Defiance College and multiple ProMedica boards. Mr. Cates was appointed to the Boards of Directors of the Company and State Bank in 2013. He currently serves on the Audit and Compensation Committees.

Mr. Fawcett has owned and operated a medium-sized insurance business for over 30 years and currently serves as an insurance sales consultant. He brings entrepreneurial and business leadership to the Board. He also has significant board service experience, having served on the boards of directors of numerous for-profit and non-profit organizations. Mr. Fawcett currently serves as a director of the Putnam County DD Housing Board and the Putnam County YMCA Board. Mr. Fawcett has been a director of the Company and State Bank since 1992. He currently serves on the Governance and Compensation Committees.

Mr. Finn brings to the Board an extensive financial and risk management background. He served as Treasurer and Associate Vice President for Finance for Bowling Green State University until 2008. While serving at Bowling Green State University, Mr. Finn was responsible for receipts, disbursement, financial reporting and investing functions of the university as well as the risk management function. He is a holder of a CPA certificate (currently inactive) and previously worked for a large public accounting firm. Mr. Finn also served as a corporate controller for seven years. He has over thirty-three years’ experience as a financial executive in the for-profit and non-profit arenas. He currently serves as trustee of the Wood County Hospital while providing leadership as past Chairman in 2014 and 2015. Mr. Finn’s experience in finance has qualified him as an “audit committee financial expert” under SEC guidelines. He currently is the Chairman of the Audit Committee and also serves on the Board’s Loan Review Committee.

Mr. Hardgrove brings an extensive background in finance and financial institution management. He has over 50 years of banking experience, during which he served as the CEO of three different banks with assets of $500 million to $5 billion, as well as serving 16 years as the CEO of a bank holding company. As CEO of financial institutions, he led these financial institutions through a number of successful mergers. Mr. Hardgrove also formerly served as the Deputy Superintendent of Banks for the State of Ohio. He has served as a bank director for 37 years. Mr. Hardgrove currently serves as Lead Independent Director of each of the Company, State Bank and RDSI. He is a member of the Compensation Committee and the Governance and Nominating Committee.

Ms. Kissner has broad knowledge of finance and leadership in local government. Her diverse professional background includes having served as Mayor of Defiance, a mid-sized Northwest Ohio town, as well as finance director and auditor. She exercised her leadership skills as the former Main Street Director of the Defiance Development and Visitors Bureau, and she also currently serves as a trustee and past Board Chair of Defiance College. Ms. Kissner currently serves on the Audit Committee and is Chairperson of the Board’s Compensation Committee.

Mr. Klein brings to the Board extensive experience in the financial services industry. He has served as the President and CEO of State Bank since 2006, and as President and CEO of the Company since 2010. Mr. Klein currently serves as Chairman of each of the Company, State Bank and RDSI. Prior to joining the Company and State Bank, Mr. Klein was Senior Vice President Private Banking of Sky Bank, Toledo, Ohio from 2004 to January 2006, and Vice President and Team Leader of Sky Bank, Toledo, Ohio from 2000 to 2004. From 1994 to 1999, Mr. Klein was Executive Vice President and Senior Lender at a $450 million Sky Bank affiliate. Currently, Mr. Klein is a board member of the Defiance City Schools where he has served the past 19 years while providing leadership as past president in 2001, 2006, 2011 and 2016. Mr. Klein is the Chairman of the ProMedica Defiance Regional Hospital Board and serves on the Toledo Promedica Board of Trustees. Mr. Klein was also appointed by Governor Kasich in 2013 to serve the banking industry as a member of the State of Ohio Banking Commission. In 2015, he was appointed to the Defiance College Board of Trustees. Mr. Klein is active in his community including his involvement in Defiance 2100; a diverse group of community leaders driving economic progress. He is also a past member of the Defiance Area Foundation and Defiance City School Foundation.

Mr. Martin has extensive background in finance and leadership within his community. He has over 29 years’ experience in finance and has been a certified public accountant since 1993 (currently inactive). He started his career at a “Big 8” accounting firm and held the position of Controller at a furniture company. Mr. Martin is currently President and Chief Financial Officer (CFO) of Spangler Candy Company, a family-owned private candy making company headquartered in Bryan, Ohio where he has been employed for the past 18 years. As President and CFO, Mr. Martin is responsible for the overall strategic and tactical direction of Spangler Candy Company as well as the accomplishment of stated objectives in addition to being responsible for finance, accounting, Information Technology, Human Resources, supply chain, IT, logistics and purchasing. Mr. Martin is very community involved serving as past treasurer of the Bryan Athletic Boosters and is Chairman of the Bryan Area Foundation. Mr. Martin was appointed as a director of the Company and State Bank in 2014. Mr. Martin currently serves on the Governance and Nominating Committee.

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Mr. Stolly brings to the Board over 38 years’ experience in the insurance industry, as well as a strong sales and services background as a true entrepreneur with a strong business acumen. Mr. Stolly is very community involved. He currently is President of the Lima Interfaith Senior Housing, past President of the Shawnee Country Club and serves on the board of Heat Treat Technology, Inc. He currently is Chairman of the Board’s Governance and Nominating Committee and also serves on the Company’s Audit Committee.

CORPORATE GOVERNANCE

Director Independence

The Board has reviewed, considered and discussed each director’s relationships, both direct and indirect, with the Company and its subsidiaries, including those described under the heading “TRANSACTIONS WITH RELATED PERSONS” beginning on page 20 of this proxy statement. As part of its review, the Board has considered and discussed the compensation and other payments, if any, each director has, both directly and indirectly, received from or made to the Company and its subsidiaries in order to determine whether such director qualifies as independent based on the definition of an “independent director” set forth in Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market (“NASDAQ”).

The Board has affirmatively determined that the Board has at least a majority of independent directors, and that each of the following directors has no financial or personal relationships, either directly or indirectly, with the Company or its subsidiaries (other than compensation as a director of the Company and its subsidiaries, banking relationships in the ordinary course of business with the Company’s banking subsidiaries and ownership of the Company’s Common Shares as described in this proxy statement) and thus qualifies as an “independent director” under NASDAQ Marketplace Rule 5605(a)(2): George W. Carter, Gary M. Cates, Robert A. Fawcett, Jr., Gaylyn J. Finn, Richard L. Hardgrove, Rita A. Kissner, William G. Martin and Timothy J. Stolly. The Board has determined that Mark A. Klein does not qualify as an independent director because he currently serves as an executive officer of the Company and certain of its subsidiaries.

Director Qualifications and Review of Director Nominees

To fulfill its responsibility to recruit and recommend to the full Board nominees for election as Directors, the Governance and Nominating Committee reviews the composition of the Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board, and works to attract candidates with those qualifications. The Governance and Nominating Committee has adopted a written policy regarding qualifications of directors. Pursuant to this policy, individuals who are nominated for election to the Board must possess certain minimum personal and professional qualities, including, without limitation, personal integrity and ethical character; demonstrated achievement in business, professional, governmental, communal, scientific or educational fields; sound judgment borne of management or policy-making experience; and a general appreciation regarding major issues facing public companies of a size and operational scope similar to the Company. The policy also requires the Governance and Nominating Committee to consider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate’s credentials, experience and expertise, the composition of the Board at the time, and other relevant circumstances.

The Governance and Nominating Committee considers candidates for the Board from any reasonable source, including shareholder recommendations. The Governance and Nominating Committee does not evaluate candidates differently based on who has made the recommendation or the source of the recommendation. The Governance and Nominating Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms.

The Company does not have a formal policy that requires the consideration of diversity in identifying nominees for election to the Board. However, the Governance and Nominating Committee’s policy regarding qualifications of directors provides that the Company will seek to promote through the nominations process appropriate diversity on the Board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship.

The Board believes that each nominee and current Board member brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas, including corporate governance and board service, executive management, insurance, accounting and finance, real estate, marketing and government.

6

Board Leadership

In April of 2015, the Board of Directors elected to combine the roles of Chief Executive Officer and Chairman and appointed Mark A. Klein as Chairman of the Board. This decision was based upon a variety of factors, including the composition of the Board, which is comprised of all independent directors other than Mr. Klein, and Mr. Klein’s demonstrated leadership qualities and extensive knowledge and experience with respect to the banking industry in general and the Company’s operations in particular. Based on the foregoing, the Board of Directors determined that Mr. Klein was in the best position to fill the strategic role of Chairman of the Board.

To also provide independent leadership for the Board, the Board appointed Richard L. Hardgrove to serve as Lead Independent Director upon Mr. Klein’s appointment as Chairman in April of 2015. The Lead Independent Director’s duties include acting as a liaison between the Board and management, approving the agenda for each Board meeting, leading the annual evaluation of the Chairman and CEO and acting as the Chairman for executive sessions of the Board. Because the Board is comprised of other strong independent directors and conducts regular executive sessions, which are led by the Lead Independent Director, the Board believes that its current leadership structure is appropriate.

Communications with the Board

Shareholders may initiate communication with the directors of the Board. Any shareholder wishing to do so may write to the Board of Directors at the Company’s principal business address, 401 Clinton Street, Defiance, OH 43512. Any shareholder communication so addressed will be delivered to the director or a member of the group of directors to whom it is addressed or to the Lead Independent Director and/or Chairman if addressed to the Board of Directors. In addition, communication via the Company’s website at www.YourSBFinancial.com may be used. There is no screening process in respect to shareholder communications. All shareholder communications received by an officer of SB Financial for the attention of the Board of Directors or specified individual directors are forwarded to the appropriate members of the Board.

MEETINGS AND COMMITTEES OF THE BOARD

Each member of the Board is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, committee and shareholder meetings. The Board met twelve times during 2016, of which all were regularly scheduled meetings. Each director attended 75% or more of the aggregate of the number of meetings held by the Board and the number of meetings held by the Board committees on which he or she served during 2016. The Board has four standing committees: Audit Committee, Compensation Committee, Governance and Nominating Committee and Loan Review Committee. In accordance with the NASDAQ Marketplace Rules, the independent directors meet in executive session as appropriate matters for their consideration arise. The Company encourages all incumbent directors and director nominees to attend each annual meeting of shareholders. All of the incumbent directors and director nominees attended the Company’s last annual meeting of shareholders held on April 20, 2016.

The Board’s standing committees of independent directors facilitate and assist the Board in the execution of its responsibilities. Each of these committees operates under a written charter, which is available on the Company’s website at www.YourSBFinancial.com by first clicking “Corporate Governance”, and then “Supplementary Info.”

Director	Audit Committee Member	Compensation Committee Member	Governance and Nominating Committee Member	Loan Review Committee Member
George W. Carter		X		X (Chair)
Gary M. Cates	X	X
Robert A. Fawcett Jr.		X	X
Gaylyn J. Finn	X (Chair)			X
Richard L. Hardgrove		X	X
Rita A. Kissner	X	X (Chair)
Mark A. Klein
William G. Martin			X
Timothy J. Stolly	X		X (Chair)

Number of meetings held – 2016	4	2	5	4

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Audit Committee

The function of the Audit Committee is to assist the Board in its oversight of:

●	the accounting and financial reporting principles and policies and the internal accounting and disclosure controls and procedures of the Company and its subsidiaries;

●	the Company’s internal audit function;

●	the certification of the Company’s quarterly and annual financial statements and disclosures; and

●	the Company’s consolidated financial statements and the independent audit thereof.

The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services. The independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee evaluates the independence of the independent registered public accounting firm on an ongoing basis. Additionally, the Audit Committee reviews and pre-approves all audit services and permitted non-audit services provided by the independent registered public accounting firm to the Company or any of its subsidiaries and ensures that the independent registered public accounting firm is not engaged to perform the specific non-audit services prohibited by law, rule or regulation. The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Board has determined that each member of the Audit Committee is able to read and understand financial statements, including the Company’s balance sheets, income statements and cash flow statements, and is qualified to discharge his or her duties to the Company and its subsidiaries. In addition, the Board has determined that Gaylyn J. Finn qualifies as an “audit committee financial expert” for purposes of Item 407(d)(5) of Regulation S-K promulgated by the SEC by virtue of his service as the Treasurer and Associate Vice President for Finance of Bowling Green State University prior to his retirement and his CPA certification (currently inactive).

Compensation Committee

The function of the Compensation Committee is to review and recommend to the Board the salary, bonus and other compensation to be paid to, and the other benefits to be received by, the Company’s named executive officers. In addition, the Compensation Committee evaluates and makes recommendations regarding the compensation of the directors, including their compensation for services on Board committees. The Compensation Committee also administers the Company’s stock incentive plans. A full listing of the Compensation Committee’s duties and responsibilities is set forth in the Compensation Committee’s charter, a copy of which is available on the Company’s website at www.YourSBFinancial.com by first clicking “Corporate Governance”, and then “Supplementary Info.”

Governance and Nominating Committee

The function of the Governance and Nominating Committee is to assist the Board in identifying qualified individuals to become directors of the Company and its subsidiaries, determining the composition of the boards of directors and their committees, monitoring a process to assess the effectiveness of the boards of directors and their committees and developing and implementing the Company’s corporate governance guidelines. The Governance and Nominating Committee also evaluates the performance of the current members of the boards of directors of the Company and its subsidiaries on an annual basis. Members of the boards of directors participate in director education programs throughout the year. Education activities potentially include participation in conferences, seminars, or webinars conducted from time to time by national or state associations or industry experts.

Shareholders may recommend director candidates for consideration to the Governance and Nominating Committee by writing to Richard L. Hardgrove, Lead Independent Director of the Company, or Mark A. Klein, Chairman, President and Chief Executive Officer of the Company. To be considered, recommendations must be received at the Company’s principal office located at 401 Clinton Street, Defiance, Ohio 43512, no later than June 30th of the year preceding the annual meeting of shareholders and must state the qualifications of the proposed candidate.

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Shareholders may also nominate an individual for election as a director of the Company by following the procedures set forth in the Regulations. Pursuant to the Regulations, all shareholder nominations must be made in writing and delivered or mailed (by first class mail, postage prepaid) to Keeta J. Diller, Secretary of the Company at the Company’s principal office located at 401 Clinton Street, Defiance, Ohio 43512. To nominate an individual as a director for an annual meeting of shareholders, the nomination must be received by the Secretary of the Company on or before the later of (a) the February 1st immediately preceding the date of the annual meeting of shareholders or (b) the 60th day prior to the first anniversary of the most recent annual meeting of shareholders at which directors were elected. However, if the annual meeting of shareholders is not held on or before the 31st day following the first anniversary of the most recent annual meeting of shareholders at which directors were elected, nominations must be received by the Secretary of the Company within a reasonable time prior to the date of the annual meeting of shareholders. Nominations for a special meeting of shareholders at which directors are to be elected must be received by the Secretary of the Company no later than the close of business on the 7th day following the day on which the notice of the special meeting was mailed to shareholders. In any event, each nomination must contain the following information: (a) the name, age and business or residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the number of Common Shares owned beneficially and of record by each proposed nominee and the length of time the proposed nominee has owned such shares; and (d) any other information required to be disclosed with respect to a nominee for election as a director under the proxy rules promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Loan Review Committee

The function of the Loan Review Committee is to assist the Board in fulfilling its oversight responsibilities of credit quality at State Bank. The Loan Review Committee is comprised of independent directors who are not involved in the loan approval process at State Bank, except when full Board approval is required due to the nature or size of a particular credit being presented.

COMPENSATION OF EXECUTIVE OFFICERS

Overview

The Compensation Committee of the Board has the responsibility for establishing, implementing and continually monitoring adherence to the Company’s compensation philosophy. The Compensation Committee ensures that the total compensation paid to the executive officers of the Company is fair, reasonable and competitive. The Compensation Committee also provides oversight for all significant compensation plans for all officers, non-officers, and directors.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer, Chief Financial Officer and Senior Lender during the 2016 fiscal year, and who are included in the Summary Compensation Table on page 12 of this proxy statement, are referred to as the “named executive officers.”

Compensation Philosophy

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific, long-term and strategic goals set by the Company, and which aligns executives’ interests with those of the shareholders by rewarding performance above established goals, with the ultimate objective of improving shareholder value. The Compensation Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain quality employees in key positions. The Compensation Committee attempts to ensure that the compensation provided to key employees of the Company and its subsidiaries, including the named executive officers, remains competitive relative to the compensation paid to similarly situated employees at comparable companies. The Compensation Committee further believes that such compensation should include both cash and equity-based compensation that rewards performance as measured against established goals.

The Compensation Committee formally adopted a compensation philosophy in 2012 which drives compensation decisions. The summarized philosophy is as follows:

The Company is committed to providing all executives with fair and equitable compensation programs. For “named executive officers”, this includes a competitive base salary, incentive compensation, both long-term and short-term, and other ancillary benefit programs. For non-executive employees, this includes a competitive base salary, short-term performance-based incentives, and other ancillary benefits as recommended by management. For directors this includes retainers, attendance fees, equity awards and other benefits as approved by the Board of Directors. The Company’s objectives are to ensure its compensation arrangements are competitive as compared to peers in the financial industry and are consistent with the safety and soundness of the Company.

It is the policy of the Compensation Committee to conduct a periodic, independent review of the Company’s compensation programs to verify the reasonableness of its compensation programs for executives, directors and key officers as compared to peer groups and all applicable federal and state laws, rules and regulations. The independent review is to be conducted by a nationally recognized independent compensation consulting company. The independent firm may not have any personal or business relationships with any Board member or officer of the Company.

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The Compensation Committee utilizes the services of Blanchard Consulting Group (“Blanchard”), a nationally recognized independent compensation consulting company. The Compensation Committee engages Blanchard for projects that address compliance oversight and other services, including, but not limited to, development of comparative peer group reviews, evaluation of various plans that impact executive compensation and meeting with and providing instruction to the Compensation Committee with regard to the elements of executive compensation planning.

Components of Executive Compensation

Base Salary

The determination of the base salaries of the executive officers of the Company is based upon an overall evaluation of a number of factors, including a subjective evaluation of individual performance, contributions to the Company and its subsidiaries, and analysis of how the Company’s and its subsidiaries’ compensation of its executive officers compares to compensation of individuals holding comparable positions with companies of similar asset size and complexity of operations.

During its review of each executive’s base salary, the Compensation Committee primarily considers:

●	market data provided by outside consultants, such as Blanchard Consulting Group;

●	internal review of the executive’s compensation, both individually and relative to other officers; and

●	the individual performance of the executive.

Non-Equity Incentive Compensation

The Incentive Compensation Plan is a company-wide incentive compensation program which is intended to link incentive compensation directly to the Company’s and individual’s performance and, thereby, to shareholder value. The following were some of the 2016 organization-wide objectives supported by the plan:

●	build a high-performance financial company;

●	grow the business;

●	ensure sound operations, policies and procedures; and

●	build on the value proposition strength within each business unit.

The following table sets forth the range of potential payouts under the 2016 Incentive Compensation Plan for the named executive officers.

Incentive Compensation Plan Opportunity Levels for 2016 Fiscal Year

	Estimated Possible Payouts Under Non-Equity Incentive Plan
Executive Officer	Threshold	Target	Maximum
Mark A. Klein	$35,748	$71,496	$142,992
Anthony V. Cosentino	$18,910	$37,820	$75,641
Jonathan R. Gathman	$16,810	$33,620	$67,240

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For the 2016 fiscal year, Incentive Compensation awards were approved by the Compensation Committee for Mr. Klein ($138,732), Mr. Cosentino ($73,466) and Mr. Gathman ($56,874), determined as follows:

Mark A. Klein 2016 Non-Equity Incentive Results
Goal	Maximum	Target	Threshold	Actual 2016 Result		Cash Reward
Return on Assets (%)	1.24	1.00	0.95	1.11 (Modified by 12 bps to 1.23 by achieving the 92nd percentile, or 12 bps above the 80th percentile.	)	$35,003
Diluted EPS	$1.40	$1.28	$1.20	$1.38		$13,108
Efficiency Ratio (%)	68.50	70.50	72.50	68.76		$33,424
Non-performing Asset Ratio (%)	0.65	0.85	1.00	0.65		$14,299
Chargeoffs & Loss on Assets	$400,000	$600,000	$750,000	$61,871		$14,299
Common Stock Price	$14.50	$12.85	$12.00	$16.05		$28,598
				TOTAL		$138,732

Anthony V. Cosentino 2016 Non-Equity Incentive Results
Goal	Maximum	Target	Threshold	Actual 2016 Result		Cash Reward
Return on Assets (%)	1.24	1.00	0.95	1.11 (Modified by 12 bps to 1.23 by achieving the 92nd percentile, or 12 bps above the 80th percentile.	)	$14,813
Diluted EPS	$1.40	$1.28	$1.20	$1.38		$6,934
Efficiency Ratio (%)	68.50	70.50	72.50	68.76		$17,681
Non-performing Asset Ratio	0.65%	0.85%	1.00%	0.65%		$11,346
Chargeoffs & Loss on Assets	$400,000	$600,000	$750,000	$61,871		$7,564
Common Stock Price	$14.50	$12.85	$12.00	$16.05		$15,128
				TOTAL		$73,466

Jonathan R. Gathman 2016 Non-Equity Incentive Results
Goal	Maximum	Target	Threshold	Actual 2016 Result		Cash Reward
Commercial Loan Balance Growth	$40,000,000	$30,000,000	$22,000,000	$86,483,573		$13,448
Chargeoffs & Loss on Assets	$400,000	$600,000	$750,000	$61,871		$13,448
Return on Assets (%)	1.24	1.00	0.95	1.11 (Modified by 12 bps to 1.23 by achieving the 92nd percentile, or 12 bps above the 80th percentile.	)	$13,168
Commercial Loan Fees (includes SBA Gains)	$2,416,550	$2,016,200	$1,579,300	$1,052,211		--
Criticized & Classified Loan Reduction	$(4,000,000)	$(2,250,000)	$(1,000,000)	$(5,252,907)		$6,724
Non-performing Asset Ratio (%)	0.65	0.85	1.00	0.65		$10,086
				TOTAL		$56,874

Equity-Based Awards

The Company believes that it is also important to provide compensation which serves as an incentive for long-term corporate financial performance. The Company’s stock incentive plans are intended to encourage participants to acquire or increase and retain a financial interest in the Company, to remain in the service of the Company and to put forth maximum efforts for the success of the Company, and to enable the Company and its subsidiaries to compete effectively for the services of potential employees and directors by furnishing an additional incentive to join and/or remain with the Company and its subsidiaries.

During 2016, the Company awarded 5,872, 2,936 and 2,936 Restricted Shares, respectively, to Mark A. Klein, Anthony V. Cosentino and Jonathan R. Gathman under the Company’s 2008 Stock Incentive Plan.

Retirement, Severance and Change in Control Benefits

Employment Agreements. The Company entered into an Employment Agreement, dated as of July 15, 2015, with Mark A. Klein, President and Chief Executive Officer of the Company and State Bank (the “Employment Agreement”). Under the terms of the Employment Agreement, Mr. Klein is entitled to receive certain severance or change in control payments and benefits if he is terminated by the Company under certain circumstances. Information regarding the payments and benefits provided under the Employment Agreement is set forth under the heading “EMPLOYMENT AGREEMENT” beginning on page 15 of this proxy statement.

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SERP Agreements. The Company has entered into Supplemental Executive Retirement Plan Agreements with Mark A. Klein and Anthony V. Cosentino (the “SERP Agreements”). Under the terms of the SERP Agreements, the executive officers are entitled to receive certain benefits following retirement. Information regarding the payments and benefits provided under the SERP Agreements is set forth under the heading “SERP AGREEMENTS” beginning on page 14 of this proxy statement.

Change in Control Agreements. The Company has entered into Change in Control Agreements with Mark A. Klein, Anthony V. Cosentino and Jonathan R. Gathman and other executive officers (the “Change in Control Agreements”). Under the terms of the Change in Control Agreements, each of the executive officers is entitled to receive certain benefits, including a lump sum cash payment, if the executive officer is terminated by the Company under certain circumstances in connection with a “change in control” of the Company. Information regarding the Change in Control Agreements is set forth under the heading “CHANGE IN CONTROL AGREEMENTS” beginning on page 13 of this proxy statement.

The Company provides named executive officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain quality employees for key positions.

The following table sets forth the cash compensation as well as certain other compensation awarded or paid to, or earned by, each of the named executive officers of the Company.

Summary Compensation Table for 2016 and 2015 Fiscal Years

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name and Principal Position(s)	Year	Salary	Nonequity Incentive Plan Compensation (1)	Stock Awards (2)	Change in Pension Value & Deferred Compensation Earnings (3)	All Other Compensation (4)	Total

Mark A. Klein
Chairman, President & CEO of the Company, State Bank and RDSI	2016	$309,386	$138,732	$110,628	$120,686	$89,190	$768,622
	2015	$275,480	$84,082	$39,960	$90,557	$37,586	$527,665
Anthony V. Cosentino
Executive Vice President & Chief Financial Officer of the Company , State Bank, and RDSI	2016	$191,991	$73,466	$55,314	$22,531	$21,979	$365,281
	2015	$183,905	$42,903	$19,980	$21,424	$22,658	$290,870
Jonathan R. Gathman
Executive Vice President and Senior Lender of State Bank	2016	$172,808	$56,874	$55,314	--	$18,952	$303,948
	2015	$162,882	$22,432	$19,980	--	$19,363	$224,657

(1)	The amounts shown in column (d) reflect bonuses earned under the Company’s Incentive Compensation Plan.

(2)	The amounts shown in column (e) reflect the equity award payouts under the SB Financial Long-Term Compensation Plan. Such equity award payouts in 2016 and 2015 consisted of restricted stock awards granted under the 2008 Stock Incentive Plan of the Company with a grant date fair value of $18.84 in 2016 and $10.03 in 2015 and have a four-year vesting schedule. There were no stock option awards during 2016 or 2015.

(3)	The amounts shown in column (f) reflect the actuarial increase in the present value of the named executive officer’s accumulated benefits under his SERP Agreement determined using assumptions consistent with those used in the Company’s financial statements and includes amounts that the named executive officer may not currently be entitled to receive because such amounts are not vested.

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(4)	The amount shown in column (g) reflects “All Other Compensation”, which includes the following perquisites and personal benefits:

All Other Compensation Table

Name		401(k)/ HSA Match Contribution	Auto Allowance	Whole Life Insurance Benefit	ESOP Contributions		Social Dues & Membership	Other (2)	Total All Other Compensation
Mark A. Klein	2016	$10,496	$3,141	$2,710	--	(1)	$2,135	$70,708	$89,190
	2015	$9,587	$2,343	$2,630	$6,816		$2,320	$13,890	$37,586
Anthony V. Cosentino	2016	$10,174	--	$1,719	--	(1)	--	$10,086	$21,979
	2015	$9,121	--	$876	$4,730		$1,250	$6,682	$22,659
Jonathan R. Gathman	2016	$8,528	--	$417	--	(1)	--	$10,006	$18,951
	2015	$8,164	--	$392	$4,189		--	$6,618	$19,363

(1)	As of the date of this proxy, the ESOP allocation for 2016 had not yet been determined.

(2)	Includes the vesting of prior year restricted stock grants and dividends on unvested restricted stock. In addition, Mr. Klein and Mr. Cosentino were reimbursed for personal income tax preparation. For Mr. Klein, it also includes a $50,000 bonus awarded in 2015 in recognition for achieving the vision of high-performance at the 88th percentile of the peer group and for receiving the Best Value CEO for 2015 by the Fort Wayne Business journal for the third time in four years.

Change in Control Agreements

The Company entered into an updated Change of Control Agreement on July 15, 2015 with Mark A. Klein, Chairman, President and Chief Executive Officer of the Company. The Company also has a Change in Control Agreement dated April 21, 2010 with Anthony V. Cosentino, which was entered into in connection with his appointment as Executive Vice President and Chief Financial Officer of the Company, and a Change in Control Agreement dated April 30, 2012 with Jonathan R. Gathman, which relates to his role as Executive Vice President and Senior Lender of State Bank.

Each Change in Control Agreement has a rolling term of 36 months with the initial term being extended for an additional 12 months on each anniversary of the effective date of the Change in Control Agreement unless the Company notifies the executive officer in writing to the contrary at least 90 days before the anniversary date. Each Change in Control Agreement will generally renew automatically for an additional 12-months unless the Company notifies the executive officer at least 90 days before the end of the then-current term that the Company does not wish to renew the Change in Control Agreement.

Under each Change in Control Agreement, (1) if an executive officer is terminated by the Company or its successor in connection with a “Change in Control” of the Company (as defined in the Change in Control Agreements but excluding any termination for “Cause” as defined in the Change of Control Agreements) during the “Protection Period” (as defined in the Change in Control Agreements and extending for 12 months following a Change in Control) or (2) if the executive officer terminates employment for “Good Reason” during the Protection Period, the Company or its successor will:

●	pay the executive officer a lump sum cash payment equal to 2.99 times (Mr. Klein) or 2.0 times (Mr. Cosentino and Mr. Gathman) the executive officer’s “Annual Direct Salary” (i.e., the executive officer’s annualized base salary based on the highest base salary rate in effect for any pay period ending with or within the 36-month period preceding the termination of his employment);

●	provide the executive officer and the executive officer’s family (if the executive officer elected family coverage prior to the termination of his employment) with continued health care, life insurance and disability insurance coverage without cost to the executive for a period of three years (Mr. Klein) or two years (Mr. Cosentino and Mr. Gathman), at the same level and subject to the same terms that were in effect on the first day of the Protection Period; and

●	provide any other payments or benefits to which the executive officer is entitled under the terms of any other agreement, arrangement, plan or program in which the executive officer participates.

If a termination under the circumstances described above in connection with a Change of Control of the Company had occurred on December 31, 2016, Mr. Klein, Mr. Cosentino and Mr. Gathman would have been entitled to receive lump sum cash payments of $1,004,593, $390,397 and $356,200, respectively. In addition, Mr. Klein, Mr. Cosentino and Mr. Gathman (and their respective families) would have been entitled to receive continued health care, life insurance and disability insurance coverage for a period of three years (Mr. Klein) or two years (Mr. Cosentino and Mr. Gathman) following termination, at an annual cost to the Company of approximately $11,000 for each executive officer.

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Under each Change in Control Agreement, if an executive officer’s employment is terminated for “Cause” (as defined in the Change in Control Agreements) or if the executive officer voluntarily terminates his employment without “Good Reason” (as defined in the Change in Control Agreements), the Change in Control Agreement will terminate immediately and the executive officer will not be entitled to any compensation or benefits other than salary accrued through the date his employment terminated and benefits to which the executive officer is entitled under the terms of the Company’s (or any successor entity’s) benefit plans.

If an executive officer dies or becomes permanently disabled during his employment, his Change in Control Agreement will terminate and the Company will have no further obligations to the executive officer under his Change in Control Agreement. However, any compensation that becomes payable to an executive officer under his Change in Control Agreement prior to his death or permanent disability will continue to be paid to the executive officer or his designated beneficiary or estate, as appropriate.

If a Change in Control occurs and the executive officer receives payments under his Change in Control Agreement, the executive officer will be prohibited from engaging in certain prohibited activities in competition with the Company for two years following the termination of the executive officer’s employment with the Company or its successor. The Change in Control Agreements also impose customary confidentiality obligations on the executive officers.

SERP Agreements

Effective July 15, 2015, the Company entered into a SERP Agreement with Mark A. Klein, which amended and restated the prior SERP Agreement for Mr. Klein that originally became effective on March 1, 2006. Effective April 21, 2010, the Company also entered into a SERP Agreement with Anthony V. Cosentino.

Under the SERP Agreements, if the executive officer remains in the continuous employment of the Company until the executive officer’s “Retirement Date” (i.e., age 65 for Mr. Klein and Mr. Cosentino, unless shortened or extended by the Board), beginning on the first day of the month following the executive officer’s termination of employment after the Retirement Date, the executive officer will receive an annual benefit equal to 25% (Mr. Klein), or 15% (Mr. Cosentino) of his “Annual Direct Salary” in equal monthly installments of 1/12th of the annual benefit for a period of 180 months. “Annual Direct Salary” means the executive officer’s annualized base salary based on the highest base salary rate in effect for any pay period ending with or within the 36-month period preceding the termination of his employment.

If there is a “Change in Control” of the Company (as defined in the SERP Agreements) and the executive officer is terminated after such Change in Control, the executive officer will receive an annual benefit equal to 25% (Mr. Klein), or 15% (Mr. Cosentino) of his Annual Direct Salary calculated as of the date of the change in control or the date the executive officer’s employment is terminated, whichever is higher. The annual benefit will be paid in equal monthly installments of 1/12th of the annual benefit for a period of 180 months beginning on the first day of the month following the executive officer’s termination.

If an executive officer voluntarily terminates his employment prior to the executive officer’s Retirement Date, the executive officer’s SERP Agreement will terminate immediately and the Company will pay the executive officer an early retirement benefit equal to:

●	For Mr. Klein, 10% of his Annual Direct Salary if he terminates employment between age 55 and 60, 15% of his Annual Direct Salary if he terminates employment between age 60 and 65, and 25% of his Annual Direct Salary if he terminates employment at age 65; or

●	For Mr. Cosentino, 5% of his Annual Direct Salary if he terminates employment between age 55 and 60, 10% of his Annual Direct Salary if he terminates employment between age 60 and 65, and 15% of his Annual Direct Salary if he terminates employment at age 65.

The early retirement compensation described above will be paid beginning on the first day of the month following the executive officer’s termination in equal monthly installments of 1/12th of the annual benefit for a period of 180 months. If the executive officer dies at any time prior to the executive officer’s Retirement Date while employed by the Company, the executive officer’s death will be treated as a termination prior to Retirement Date and the executive officer’s designated beneficiary or estate will receive an early retirement benefit as described above. If the executive officer voluntarily terminates his employment prior to age 55 or if the executive officer is discharged for “Cause” (as defined in the SERP Agreements), the executive officer will not be entitled to any compensation under his SERP Agreement.

If an executive officer dies or becomes permanently disabled during his employment, the executive officer’s SERP Agreement will terminate and the Company will have no further obligations to the executive officer under the SERP Agreement. However, any compensation that becomes payable to an executive officer under his SERP Agreement prior to the executive officer’s death or permanent disability (i.e., compensation arising from termination on or after Retirement Date, prior to Retirement Date or following a Change in Control) will continue to be paid to the executive officer or the executive officer’s designated beneficiary or estate, as appropriate.

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During the term of the SERP Agreements and for a period of two years thereafter, the executive officers are prohibited from engaging in certain prohibited activities in competition with the Company. The SERP Agreements also impose customary confidentiality obligations on the executive officers.

Employment Agreement

The Company entered into the Employment Agreement with Mark A. Klein on July 15, 2015. Under the Employment Agreement, Mr. Klein is employed as the Chief Executive Officer of the Company and will perform any duties assigned to him from time to time by the Board. Mr. Klein must devote his full time and attention to the Company’s business, and he may not engage in any activities which compete with activities of the Company or its subsidiaries. Mr. Klein is also prohibited from serving any company which competes with the Company or its subsidiaries.

The term of the Employment Agreement runs from July 15, 2015 to July 15, 2018 and the term thereafter automatically extends for additional one-year periods unless terminated.

During the term of the Employment Agreement, Mr. Klein will be paid an annual base salary of $335,984 or a higher amount set by the Company. Mr. Klein is also entitled to: (a) receive bonuses from time to time as the Company, in its sole discretion, deems appropriate; (b) receive paid vacation time in accordance with policies established by the Board; (c) participate in any of the Company’s employee benefit plans (provided that the Company may not change any of its employee benefits in any way that would adversely affect Mr. Klein, unless the change would apply to all of the Company’s executive officers and would not affect Mr. Klein disproportionately); (d) receive prompt reimbursement for all reasonable business expenses he incurs in accordance with the policies and procedures established by the Board; (e) use of a vehicle provided by the Company; and (f) receive any liability insurance coverage covering directors and officers of the Company.

Termination for “Cause” or Without “Good Reason”. If Mr. Klein’s employment is terminated by the Board for “Cause” (as defined in the Employment Agreement) or by Mr. Klein without “Good Reason” (as defined in the Employment Agreement), the Employment Agreement (and all of Mr. Klein’s rights under the Employment Agreement) will terminate automatically. If Mr. Klein’s employment is terminated other than for Cause and the Company subsequently learns that Mr. Klein actively concealed conduct that would have entitled the Company to terminate his employment for Cause, the Company may recover any amounts paid to Mr. Klein (or his beneficiaries) under the Employment Agreement in connection with the termination of his employment.

Termination by the Company without “Cause” or by Mr. Klein for “Good Reason”. If Mr. Klein’s employment is terminated by the Company without Cause or by Mr. Klein with “Good Reason” (and such termination does not occur in connection with a “Change in Control” as defined below), the Company will: (a) pay all accrued obligations and continue to pay Mr. Klein his base salary in effect on the date of his termination of employment for two years following the date of his termination; and (b) provide Mr. Klein and his family (if he elected family coverage prior to the termination of his employment) with continued group health, dental and vision insurance coverage without cost to the executive for a period of one year.

If a termination of Mr. Klein’s employment under the circumstances described above had occurred on December 31, 2016, Mr. Klein would have been entitled to continue to receive his annual base salary of $335,984 for two years following the date of termination. It would begin to be paid to Mr. Klein within 60 days following the date of termination and would be payable in accordance with the Company’s normal payroll practices. In addition, Mr. Klein (and his family) would have been entitled to receive continued group health, dental and vision insurance coverage for a period of one year following termination, at an annual cost to the Company of approximately $5,500.

If Mr. Klein dies or becomes permanently disabled during his employment, the Employment Agreement will terminate and the Company will have no further obligations to Mr. Klein under the Employment Agreement. However, any compensation that becomes payable to Mr. Klein under the Employment Agreement prior to his death or permanent disability will continue to be paid to Mr. Klein or his designated beneficiary or estate, as appropriate.

In the event of a Change of Control of the Company, the respective rights and obligations will be pursuant to the terms of Mr. Klein’s separate Change of Control agreement. If Mr. Klein becomes entitled to receive payments or benefits under the separate Change of Control agreement, then Mr. Klein would not be entitled to receive payments under the Employment Agreement for termination without Cause or for Good Reason.

If Mr. Klein receives compensation under his Employment Agreement in connection with the termination of his employment, he will be prohibited from engaging in certain activities in competition with the Company for one year following the termination of his employment. The Employment Agreement also imposes customary confidentiality obligations on Mr. Klein.

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EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2016, the Company had one compensation plan under which Common Shares of the Company are authorized for issuance to directors, officers or employees of the Company and our subsidiaries in exchange for consideration in the form of goods or services – the 2008 Stock Incentive Plan. The 2008 Stock Incentive Plan was approved by the Company’s shareholders at the 2008 annual meeting of shareholders.

The following table shows the number of Common Shares subject to restricted stock awards, the number of Common Shares issuable upon vesting of outstanding stock options and the number of Common Shares remaining available for awards under the 2008 Stock Incentive Plan, in each case at December 31, 2016.

Plan category	(a) Number of common shares to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights (1)	(c) Number of common shares remaining available for future issuance under equity compensation plans (excluding common shares reflected in column (a))
Equity compensation plans approved by shareholders	Options: 99,810 Restricted Stock: 35,530	Options: $7.85 Restricted Stock: N/A	132,780
Equity compensation plans not approved by shareholders	--	--	--
Total	135,340	$7.85	132,780

(1)	Weighted-average exercise price does not apply to the outstanding shares of restricted stock since they require no cash contribution upon the issuance of the Common Shares or any subsequent vesting.

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Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding the unexercised stock options and unvested restricted stock held by each of the named executive officers as of the end of the 2016 fiscal year. All of these stock options and restricted stock awards were granted under the Company’s 2008 Stock Incentive Plan. Dollar amounts have been rounded up to the nearest whole dollar.

Outstanding Equity Awards at Fiscal Year-End for 2016

	Option Awards (2) (3)				Stock Awards (4)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (2)		Market Value of Shares or Units of Stock that have not Vested ($)
Mark A. Klein	15,000	--	$6.98	02/17/2020	--		--
					525	(a)	$9,891
					1,084	(b)	$20,423
					2,988	(c)	$56,924
					5,872	(d)	$110,629

Anthony V. Cosentino	5,000	--	$6.66	03/16/2020	--		--
					263	(a)	$4,955
					542	(b)	$10,212
					1,494	(c)	$28,147
					2,936	(d)	$55,315

Jonathan R. Gathman	5,000	--	$6.98	02/17/2020	--		--
					263	(a)	$4,955
					542	(b)	$10,212
					1,494	(c)	$28,147
					2,963	(d)	$55,315

(1)	Unless otherwise indicated, all amounts reflect Common Shares of the Company underlying stock options granted pursuant to the 2008 Plan.

(2)	Restricted Shares awarded pursuant to the 2008 Stock Incentive Plan. Restricted Shares are subject to restrictions on transferability and risk of forfeiture until they become fully vested on (a) February 5, 2018, (b) February 5, 2019, (c) February 5, 2020 and (d) February 5, 2021. The Market value of Restricted Shares was computed based on the closing market price of the Company’s Common Shares on February 3, 2017 ($18.84). During 2016, shares vested as follows: Mr. Klein (2,813), Mr. Cosentino (1,407) and Mr Gathman (1,407).

DIRECTOR COMPENSATION

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of members of the Board.

Cash Compensation Paid to Board Members

In 2016, each director of the Company who was not an employee of the Company or one of its subsidiaries (a “non-employee director”) received an annual cash retainer in the amount of $32,550, which was paid in twelve monthly installments of $2,712.50 each. This retainer included payment for attendance at twelve Company board meetings including two full-day planning sessions (Mid Year Update and Strategic Thinking), two Company standing committee appointments, four meetings per committee per year and representation at Advisory Board meetings. The Lead Independent Director of the Board (currently Richard L. Hardgrove) received an additional annual cash retainer of $16,500. Each non-employee director that served as a Chairperson of a committee of the Board also received an annual cash retainer of $2,500, except that the member of the Audit Committee designated as the “audit committee financial expert” (currently Gaylyn J. Finn) received an additional annual cash retainer of $6,000. Each non-employee director also received an additional $500 per meeting that exceeded the twelve board meetings and four committee meetings per year. Certain non-employee directors of the Company also serve on the board of directors of one or more of the Company’s subsidiaries, and receive an annual cash retainer for such service.

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Director Compensation for 2016 Fiscal Year

The table below summarizes the compensation awarded or paid to, or earned by, each of the non-employee directors of the Company during the 2016 fiscal year. No director who is also an employee of the Company or one of its subsidiaries receives compensation for his service as a director or as a committee member of the Company or any of its subsidiaries. No equity grants were made to directors in 2016.

Director Compensation Table for 2016 Fiscal Year

	Fees Earned or Paid in Cash ($)
Name	SBFG Director	State Bank Director	RDSI Director	All Other Compensation	Total (2)
George W. Carter	$22,030	$13,820	--	--	$35,850
Gary M. Cates	$19,530	$15,135	--	--	$34,665
Robert A. Fawcett, Jr.	$19,530	$13.920	--	$1,132 (1)	$34,582
Gaylyn J. Finn	$25,530	$13,720	--	--	$39,250
Richard L. Hardgrove	$36,030	$14,220	$6,000	--	$56,250
Rita A. Kissner	$22,030	$14,220	$6,000	--	$42,250
William G. Martin	$19,830	$15,320	--	--	$35,150
Timothy J. Stolly	$22,030	$13,770	--	--	$35,800

(1)	The amount reflects premiums paid by the Company on the split-dollar BOLI policies allocable to the death benefit of $150,000 assigned to Mr. Fawcett’s beneficiaries.

(2)	Includes a partial year with a per meeting methodology.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the only persons known to the Company to own beneficially more than 5% of the outstanding Common Shares of the Company.

Name and Address of Beneficial Owner	Amount Beneficially Owned	Percent of Common Shares Outstanding
The State Bank and Trust Company, Trustee SB Financial Group Employee Stock Ownership Plan (ESOP) (1) 401 Clinton Street Defiance, Ohio 43512	466,422	9.51%
Phronesis Partners, L.P. (2) James Wiggins 130 East Chestnut Street, Suite 403 Columbus, OH 43215	355,519	7.25%
Wellington Management Group, LLP (3) 280 Congress Street Boston, MA 02210	295,786	6.03%

(1)	As reported in Schedule 13G/A filed with the Securities and Exchange Commission on February 15, 2017. All Common Shares reflected in the table are held by The State Bank and Trust Company, as Trustee. Pursuant to the ESOP, the Trustee has the power to vote in its sole discretion all ESOP shares that have not been allocated to the accounts of participants. As of February 15, 2017, a total of 18,597 Common Shares had not been allocated to participants in the ESOP. The Trustee is permitted to dispose of shares held in the ESOP only under limited circumstances specified in the ESOP or by law.

(2)	As reported in Schedule 13G/A filed with the Securities and Exchange Commission on February 15, 2017.

(3)	As reported in Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2017.

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The following table sets forth information concerning the beneficial ownership of Common Shares of the Company, as of the Record Date, by each current director of the Company, by each individual nominated for election as a director of the Company, by each named executive officer of the Company, and by all executive officers and directors of the Company as a group:

	Amount and Nature of Beneficial Ownership (1)
Name of Beneficial Owner	Common Shares Held as of the Record Date	Common Shares Which Can Be Acquired Upon Exercise of Options Currently Exercisable	Common Shares Which Can Be Acquired Upon Conversion of Depositary Shares (2)	Total	Percent of Class (3)/(4)
George W. Carter	1,325	--	2,421	3,746
Gary M. Cates	5,328(6)	--	968	6,296
Anthony V. Cosentino (5)	17,434(7)	5,000	14,524	36,958
Robert A. Fawcett, Jr.	14,540(8)	5,000	2,421	21,961
Gaylyn J. Finn	10,620	--	1,452	12,072
Jonathan R. Gathman (5)	24,150(9)	5,000	4,841	33,991
Richard L. Hardgrove	7,500	5,000	2,421	14,921
Rita A. Kissner	13,325	--	484	13,809
Mark A. Klein (5)	49,526(10)	15,000	9,750	74,276	1.51%
William G. Martin	4,089	--	1,451	5,540
Timothy J. Stolly	6,213	--	968	7,181

All executive officers and directors as a group (11 persons)	154,050	35,000	41,701	230,751	4.66%

(1)	Unless otherwise noted, the beneficial owner has sole voting and investment power with respect to all of the Common Shares reflected in the table. All fractional Common Shares have been rounded to the nearest whole common share. The mailing address of the current directors and executive officers is 401 Clinton Street, Defiance, Ohio 43512.

(2)	Represents the number of Common Shares as to which the named person or group has the right to acquire beneficial ownership upon the conversion of depositary shares which are beneficially owned by the named person or group. Each depositary share (“depositary shares” ) represents a 1/100th ownership interest in a 6.50% Noncumulative Convertible Perpetual Preferred Share, Series A, of the Company.

(3)	The Percent of Class is based upon the sum of (a) 4,907,337 Common Shares eligible to vote on the Record Date, (b) the number of Common Shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will become exercisable within 60 days after the Record Date and (c) the number of Common Shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the conversion of depositary shares which are beneficially owned by the named person or group.

(4)	Unless otherwise stated, reflects ownership of less than 1% of the outstanding Common Shares of the Company.

(5)	Individual named in the Summary Compensation Table. Mr. Klein also serves as a director of the Company.

(6)	Includes 5,328 Common Shares held by the Gary M. Cates and Deborah A. Cates Trust, as to which Mr. Cates and his wife exercise shared voting and investment power.

(7)	Includes 200 Common Shares held in the names of Mr. Cosentino’s children for which Mr. Cosentino is custodian. Includes 4,547 Common Shares held for the account of Mr. Cosentino in the ESOP.

(8)	Includes 10,707 Common Shares held by the Robert A. Fawcett Jr. Trust, as to which Mr. Fawcett exercises sole voting and investment power and 5,448 Common Shares held by the Brenda C. Fawcett Trust, as to which Mr. Fawcett’s wife exercises sole voting and investment power.

(9)	Includes 8,566 Common Shares held for the account of Mr. Gathman in the ESOP.

(10)	Includes 10,252 Common Shares held for the account of Mr. Klein in the ESOP.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To the Company’s knowledge, based solely on a review of the reports furnished to the Company and written representations that no other reports were required, all filing requirements applicable to officers, directors and beneficial owners of more than 10% of the outstanding Common Shares of the Company under Section 16(a) of the Exchange Act were complied with during the 2016 fiscal year.

TRANSACTIONS WITH RELATED PERSONS

The Governance and Nominating Committee is responsible, pursuant to its Charter, for reviewing and approving any transaction between the Company and any director or officer of the Company or members of their immediate family or entities with which they are affiliated. On an annual basis, each director and executive officer is obligated to complete a “Director and Officer Questionnaire” which requires the director or executive to disclose any related party transactions or business relationships involving the Company or its subsidiaries which are required to be disclosed pursuant to Item 404 of SEC Regulation S-K. In addition, the Company’s Code of Conduct and Ethics prohibits the Company’s directors, executive officers and employees from self-dealing or otherwise trading on their positions with the Company or accepting, from anyone doing or seeking to do business with the Company, a business opportunity not available to other persons or that is made available because of the person’s position with the Company. The Code of Conduct and Ethics requires all directors, officers and employees to disclose all potential and actual conflicts of interest, including those in which they have been inadvertently placed due to either business or personal relationships with customers, suppliers, business associates, or competitors of the Company or its subsidiaries. Conflicts or potential conflicts of interest which are disclosed by a director, officer or employee of the Company are referred to and resolved by the Company’s Risk Management Officer, with the approval of the Governance and Nominating Committee of the Board.

During the Company’s 2016 fiscal year, certain of the current directors and executive officers of the Company and State Bank, as well as members of their respective immediate families and firms, corporations or other entities with which they are affiliated, were customers of and had banking transactions (including loans and loan commitments) with State Bank in the ordinary course of its business and in compliance with applicable federal and state laws and regulations. It is expected that similar banking transactions will be entered into in the future. Loans to these persons have been made on substantially the same terms, including the interest rate charged and collateral required, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or any of its subsidiaries. These loans have been, and are presently, subject to no more than a normal risk of uncollectibility and present no other unfavorable features. As of the date of this proxy statement, each of the loans described in this paragraph was performing in accordance with its original terms. Each of the loans described in this paragraph was subject to our written policies, procedures and standard underwriting criteria applicable to loans generally as well as made in accordance with the requirements of Regulation O promulgated by Federal Reserve Board governing prior approval of the loan by the Board of Directors of State Bank.

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PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of the Company’s independent registered public accounting firm is made annually by the Audit Committee. The Audit Committee has appointed BKD, LLP (“BKD”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The Audit Committee and the Board have decided to submit the appointment of BKD to the shareholders for ratification as a matter of good corporate governance and because of the important role of the Company’s independent registered public accounting firm in reviewing the quality and integrity of the Company’s financial statements.

BKD has served as the Company’s independent auditor/independent registered public accounting firm since November 2002, and BKD audited the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2016. The Company expects that representatives of BKD will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The affirmative vote of a majority of the Common Shares represented at the Annual Meeting, in person (including electronically via the live webcast) or by proxy, and entitled to vote on the proposal, is required to ratify the appointment of BKD as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The effect of an abstention is the same as a vote “AGAINST”. Even if the appointment of BKD is ratified by the shareholders, the Audit Committee, in its discretion, could decide to terminate the engagement of BKD and to engage another firm if the Audit Committee determines such action is necessary or desirable. If the appointment of BKD is not ratified by the shareholders, the Audit Committee will reconsider the appointment (but may nonetheless, in its discretion, decide to maintain the appointment).

THE AUDIT COMMITTEE AND YOUR BOARD RECOMMEND THAT
SHAREHOLDERS VOTE FOR
 THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP

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PROPOSAL NO. 3

APPROVAL OF THE 2017 SB FINANCIAL GROUP

STOCK INCENTIVE PLAN

General

On February 15, 2017, upon the recommendation of the Compensation Committee, the Company’s Board of Directors unanimously adopted, subject to approval by the Company’s shareholders, the 2017 SB Financial Group Stock Incentive Plan (the “2017 Stock Incentive Plan”). Pursuant to this Proposal No. 3, the Company’s shareholders are asked to approve the 2017 Stock Incentive Plan, as proposed, including approval of a reserve of 500,000 Common Shares available for the grants of awards under the 2017 Stock Incentive Plan.

The Company currently maintains one equity-based incentive plan under which employees and directors of the Company and its subsidiaries are eligible to receive awards – the Company’s 2008 Stock Incentive Plan. If approved by the Company’s shareholders, the 2017 Stock Incentive Plan is intended to replace the provisions of the Company’s 2008 Stock Incentive Plan and the Company will not grant any further awards under the 2008 Stock Incentive Plan to any employees or directors of the Company.

As of February 23, 2017, Common Shares which may be delivered under the 2008 Stock Incentive Plan are shown below:

Use of Common Shares Which May be Delivered Under the SB Financial 2008 Stock Incentive Plan	Number of Common Shares as of February 23, 2017
● Total outstanding stock options (1)	70,000
● Total outstanding shares of restricted stock (2)	46,361
● Total Common Shares available for grants of future awards(3)	108,428

(1)	All outstanding awards of stock options are fully vested and are held by employees or directors of the Company and/or its subsidiaries.

(2)	All outstanding awards of restricted stock are held by employees of the Company or of one of its subsidiaries.

(3)	During any fiscal year, the aggregate number of Common Shares which may be subject to all forms of awards granted to all participants in the 2008 Stock Incentive Plan (employees, non-employee directors and non-employee affiliate/advisory board members) may not exceed 50,000 Common Shares.

The 2017 Stock Incentive Plan will allow the Company to grant equity-based awards and cash-based awards to employees and directors of the Company and its subsidiaries. The Company’s Board believes it is desirable to utilize equity-based awards as well as cash-based awards to attract and retain talented employees and to promote the long-term growth and financial success of the Company and its subsidiaries by encouraging ownership of the Company’s Common Shares, motivating long-range performance, and strengthening employee retention. Therefore, the 2017 Stock Incentive Plan makes equity-based awards and cash-based awards (collectively, “2017 Stock Incentive Plan Awards”) available for grant to eligible participants in the form of:

●	Incentive Stock Options;

●	Nonqualified Stock Options (together with the Incentive Stock Options, the “Options”);

●	Stock appreciation rights (“SARs”);

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●	Restricted Common Shares (“Restricted Stock”); and

●	Restricted Stock Unit Awards that may be settled in Common Shares, cash or a combination of the two (“Restricted Stock Units”).

The following summary of the material provisions of the 2017 Stock Incentive Plan is qualified in its entirety by reference to the specific provisions of the 2017 Stock Incentive Plan, the full text of which is attached to this proxy statement as Appendix A.

Purpose

The purpose of the 2017 Stock Incentive Plan is to foster and promote the long-term financial success of The Company and its subsidiaries and increase shareholder value by motivating performance through incentive compensation. The 2017 Stock Incentive Plan also is intended to encourage participants to acquire and maintain ownership interests in the Company and to attract and retain the services of talented individuals as employees upon whose judgment and efforts the successful conduct of the business of the Company and its subsidiaries is largely dependent.

Effective Date and Expiration of the 2017 Stock Incentive Plan

The 2017 Stock Incentive Plan will become effective on the date of approval by the Company’s shareholders, which will be April 19, 2017 if the shareholders approve the 2017 Stock Incentive Plan at the Annual Meeting. Unless earlier terminated by the Company’s Board of Directors, the 2017 Stock Incentive Plan will terminate on the tenth anniversary of the effective date. No 2017 Stock Incentive Plan Award may be made after the termination date, but 2017 Stock Incentive Plan Awards made prior to the termination date will remain in effect in accordance with their respective terms. In addition, no Incentive Stock Option may be granted after February 15, 2027, the tenth anniversary of the date the Company’s Board of Directors adopted the 2017 Stock Incentive Plan.

Administration of the 2017 Stock Incentive Plan

The 2017 Stock Incentive Plan will be administered by the Compensation Committee. The Compensation Committee will determine the individuals to be granted 2017 Stock Incentive Plan Awards, the type(s) of 2017 Stock Incentive Plan Award(s) to be granted and the terms and conditions of each 2017 Stock Incentive Plan Award. The Compensation Committee will also have full power and authority to: (i) interpret the 2017 Stock Incentive Plan and any award agreement; (ii) establish, amend and rescind any rules relating to the 2017 Stock Incentive Plan; and (iii) make any other determinations the Compensation Committee deems necessary or desirable for the administration of the 2017 Stock Incentive Plan. Any decision made by or action taken by the Compensation Committee will be final, conclusive and binding on all parties.

In the Compensation Committee’s sole discretion, the Compensation Committee may delegate any ministerial duties associated with the 2017 Stock Incentive Plan to any person (including employees) the Compensation Committee deems appropriate, including the authority to execute award agreements on behalf of the Company or one of the Company’s subsidiaries. The Compensation Committee may not, however, delegate (a) any duties that the Compensation Committee is required to discharge to comply with applicable law, (b) the Compensation Committee’s authority to grant 2017 Stock Incentive Plan Awards to any participant who is subject to Section 16 of the Exchange Act, and (c) the Compensation Committee’s authority under the Company’s equity award granting policy that may be in effect from time to time.

The Company or one of its subsidiaries will enter into a written award agreement with each participant in the 2017 Stock Incentive Plan that describes the terms and conditions of each 2017 Stock Incentive Plan Award granted, including (a) the type of 2017 Stock Incentive Plan Award and when and how the 2017 Stock Incentive Plan Award can be exercised or earned, (b) any exercise price associated with the 2017 Stock Incentive Plan Award, (c) how the 2017 Stock Incentive Plan Award will or may be settled, and (d) any other applicable terms and conditions affecting the 2017 Stock Incentive Plan Award. 2017 Stock Incentive Plan Awards need not be uniform among all participants, whether or not such participants are similarly situated. All 2017 Stock Incentive Plan Awards are subject to the terms and conditions of the 2017 Stock Incentive Plan and any other terms and conditions determined in the sole discretion of the Compensation Committee, to the extent such terms and conditions are consistent with the terms of the 2017 Stock Incentive Plan.

Subject to the provisions of the 2017 Stock Incentive Plan governing the termination of employment of a participant and the effect of a defined “applicable event” and except as provided in the related award agreement with respect to a participant’s death, termination due to disability and/or retirement, (i) no condition on the vesting of a 2017 Stock Incentive Plan Award that is based on the achievement of specified performance goals may be based on performance over a period of less than one year; and (ii) no condition on the vesting of a 2017 Stock Incentive Plan Award that is based upon the continued employment of the participant or the passage of time may provide for vesting in full of the 2017 Stock Incentive Plan Award more quickly than three years from the date the 2017 Stock Incentive Plan Award is made provided that such vesting may occur ratably over the three-year period.

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Eligibility and Participation

The Compensation Committee may select any “Employee” or “Director” to participate in the 2017 Stock Incentive Plan. These selections will be made in the sole discretion of the Compensation Committee. For purposes of the 2017 Stock Incentive Plan and the discussion which follows, an “Employee” means any person who is a common law employee of the Company or of any subsidiary of the Company. A person who is classified as other than a common law employee, but who is subsequently reclassified as a common law employee, of the Company or of any subsidiary of the Company for any reason and on any basis will be treated as a common law employee only from the date such reclassification occurs and will not retroactively be reclassified as an Employee for any purpose under the 2017 Stock Incentive Plan. For purposes of the 2017 Stock Incentive Plan and the discussion which follows, a “Director” means any person who is a member of the Board of Directors of the Company, a member of the board of directors of any subsidiary of the Company or a member of an advisory board appointed by the Board of Directors of the Company.

As of the date of this proxy statement, no determination has been made regarding the identity of the Employees or Directors to whom 2017 Stock Incentive Plan Awards will be granted in the future and the number of Common Shares to be subject to any 2017 Stock Incentive Plan Awards granted. However, based upon the awards which were granted during the 2016 fiscal year under the Company’s 2008 Stock Incentive Plan to executive officers and key employees of the Company and its subsidiaries, the Company estimates that between 15 and 30 Employees will be eligible to receive 2017 Stock Incentive Plan Awards, including Mark A. Klein, Anthony V. Cosentino, and Jonathan R. Gathman.

Common Shares Available Under the 2017 Stock Incentive Plan

Subject to the adjustments discussed below, the aggregate number of Common Shares with respect to which 2017 Stock Incentive Plan Awards may be granted will be 500,000. The Common Shares to be issued and delivered under the 2017 Stock Incentive Plan may consist of either authorized and unissued Common Shares or Common Shares currently held or subsequently acquired by the Company as treasury shares.

The following Common Shares will not be counted against the Common Share limit:

●	Common Shares covered by a 2017 Stock Incentive Plan Award that expires or is forfeited, canceled, surrendered or otherwise terminated without the issuance of such Common Shares; and

●	Common Shares covered by a 2017 Stock Incentive Plan Award that, by its terms, may be settled only in cash.

However, Common Shares surrendered upon exercise of a 2017 Stock Incentive Plan Award as payment of the applicable exercise price or withheld to satisfy any applicable taxes will not become available for future grants of 2017 Stock Incentive Plan Awards.

In addition to the overall Common Share maximum referenced above, during any fiscal year of the Company the number of Common Shares which may be subject to all forms of 2017 Stock Incentive Plan Awards granted to a single Employee during a year may not exceed 50,000 Common Shares.

In the event of any Common Share dividend or split, recapitalization (including payment of an extraordinary dividend), merger, reorganization, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of Common Shares or any other change affecting the Common Shares, the Compensation Committee will make such substitutions and adjustments, if any, as the Compensation Committee deems equitable and appropriate to (a) the aggregate number of Common Shares with respect to which 2017 Stock Incentive Plan Awards may be granted, (b) any Common Share-based limits imposed under the 2017 Stock Incentive Plan, and (c) the exercise price, number of Common Shares and other terms or limitations applicable to outstanding 2017 Stock Incentive Plan Awards.

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Types of Awards

Options

The Compensation Committee may grant Options, in such number and upon such terms and conditions as it determines, to the extent that such terms and conditions are consistent with the provisions of the 2017 Stock Incentive Plan. Each Option will be evidenced by an award agreement that specifies whether the Option is intended to be a Nonqualified Stock Option or an Incentive Stock Option, the term of the Option, the exercise price of the Option, the number of Common Shares for which the Option may be exercised, the conditions upon which the Option will vest and become exercisable, and such other terms and conditions as the Compensation Committee determines.

The Company may grant Incentive Stock Options covering all 500,000 Common Shares available for issuance under the 2017 Stock Incentive Plan. Incentive Stock Options will, however, be subject to the additional restrictions and requirements of Section 422 of the Internal Revenue Code. The aggregate fair market value of the Common Shares (determined as of the date of grant) with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year may not be greater than $100,000 (or such other amount specified in Section 422 of the Internal Revenue Code), as calculated under Section 422 of the Internal Revenue Code. Options in excess of the limit will be treated as Nonqualified Stock Options.

Options may be granted for terms up to, but not exceeding, ten years from the date of grant. The exercise price of each Option must be at least equal to the fair market value of a Common Share as determined on the date of grant. For purposes of the 2017 Stock Incentive Plan, the “fair market value” of a Common Share on any particular date will generally be the “closing price” of a Common Share as reported on the NASDAQ Stock Market on that date or, if the grant day is not a trading day, the reported closing price on the immediately preceding trading day. The reported closing price of the Company’s Common Shares on February 23, 2017 was $18.40 per share.

Once vested, an Option may be exercised at any time during the term upon notice to the Company or its designee as specified in the award agreement. The exercise price of any Option may be paid (a) in cash, (b) by tendering (either by actual delivery or attestation) previously acquired Common Shares, (c) by a cashless exercise (including by withholding Common Shares deliverable upon exercise or through a broker-assisted arrangement to the extent permitted by applicable law), (d) by a combination of the foregoing methods, or (e) through any other method approved by the Compensation Committee.

Stock Appreciation Rights

A Stock Appreciation Right or SAR represents the right of a participant to receive payment of an amount equal to (a) the amount by which the fair market value of one Common Share on the date of exercise of the SAR exceeds the exercise price, multiplied by (b) the number of Common Shares covered by the SAR. The Compensation Committee may grant SARs in such number and upon such terms and conditions as it determines, to the extent that such terms and conditions are consistent with the provisions of the 2017 Stock Incentive Plan. Each SAR will be evidenced by an award agreement that specifies the grant price, the term of the SAR, the vesting terms and conditions, and such other terms and conditions as the Compensation Committee determines.

SARs may be granted for terms up to, but not exceeding, ten years from the date of grant. The exercise price for each SAR must be at least equal to the fair market value of a Common Share as determined on the date of grant. A SAR will become exercisable at such times and upon such terms and conditions as determined by the Compensation Committee and as set forth in the award agreement. A SAR may be exercised at any time during the term upon notice the Company or its designee. A SAR may be settled in full Common Shares, cash or a combination of the two.

Restricted Stock

Restricted Stock consists of Common Shares that are issued to a participant but are subject to forfeiture based upon satisfaction of certain terms, conditions and restrictions. The Compensation Committee may grant shares of Restricted Stock in such number and upon such terms and conditions as it determines, to the extent that such terms and conditions are consistent with the provisions of the 2017 Stock Incentive Plan. Each award of Restricted Stock will be evidenced by an award agreement that specifies the restrictions applicable to the Restricted Stock, the period(s) of restriction, the number of Common Shares covered by the award, and such other terms, conditions and restrictions as the Compensation Committee determines.

The Compensation Committee may impose restrictions including, for example: (a) a requirement that participants pay a purchase price for each share of Restricted Stock; (b) restrictions based on the achievement of specific performance goals; (c) time-based restrictions; or (d) holding requirements or sale restrictions upon vesting. During the period that the shares of Restricted Stock remain subject to forfeiture, (i) the Company may retain the certificates representing the shares of Restricted Stock and (ii) a participant may not sell or otherwise transfer the shares of Restricted Stock. However, unless otherwise provided in the award agreement, a participant will be entitled to exercise full voting rights and receive all dividends paid with respect to the shares of Restricted Stock (except that receipt of any such dividends will be subject to the same terms, conditions and restrictions as apply to the shares of Restricted Stock with respect to which they are paid). This means that cash dividends and dividends paid in Common Shares will be retained by the Company and subject to the same risk of forfeiture as the shares of Restricted Stock with respect to which the cash or Common Share dividends are paid until the underlying restrictions lapse. At the end of the restricted period, the participant will forfeit the shares of Restricted Stock (and any related dividends) if the terms, conditions and restrictions specified in the award agreement have not been met. If all specified terms, conditions and restrictions have been satisfied, the Company will distribute the shares of Restricted Stock (and any related dividends) to the participant.

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Restricted Stock Units

The Compensation Committee may grant Restricted Stock Units in such number and upon such terms and conditions as it determines, to the extent that such terms and conditions are consistent with the provisions of the 2017 Stock Incentive Plan. Each award of Restricted Stock Units will be evidenced by an award agreement that specifies the number of Common Shares underlying the Restricted Stock Units, the restricted period(s), the conditions upon which restrictions will lapse, the time and form in which the Restricted Stock Units will be settled, and such other terms and conditions as the Compensation Committee determines.

The Compensation Committee may impose restrictions including, for example: (a) restrictions based on the achievement of specific performance goals; (b) time-based restrictions; and (c) holding requirements or sale restrictions on the underlying Common Shares upon vesting of such Restricted Stock Units. An award of Restricted Stock Units may provide the participant with dividend equivalents. However, the participant will not be entitled to any dividend equivalents with respect to any unearned award subject to specified performance goals. Any dividend equivalents provided with an award of Restricted Stock Units will be subject to the same terms and conditions, including the applicable forfeiture conditions, as the related Restricted Stock Units. This means that no amount will be paid in connection with a dividend equivalent right until Common Shares are issued or cash is paid in connection with the related Restricted Stock Units and any dividend equivalents will be forfeited to the extent that the participant forfeits the related Restricted Stock Units. A participant will not have voting rights with respect to the Common Shares underlying the Restricted Stock Units. An award of Restricted Stock Units may be settled in Common Shares, cash or a combination of the two.

Termination of Employment

The Compensation Committee will determine the extent to which each 2017 Stock Incentive Plan Award will vest and whether a participant will have the right to exercise or settle the 2017 Stock Incentive Plan Award in connection with a participant’s termination of employment. Each award agreement will contain provisions regarding the effects of a participant’s termination from employment. Such provisions need not be uniform among all 2017 Stock Incentive Plan Awards and may reflect distinctions based on the reasons for termination of employment.

Change in Control

Except as otherwise provided in the related award agreement and subject to the provisions of the immediately following paragraph, the Compensation Committee may take any action it deems necessary or desirable with respect to any outstanding 2017 Stock Incentive Plan Award as of the date of the consummation of an “applicable event” (as defined below), including (i) the acceleration of the vesting, settlement or exercisability of a 2017 Stock Incentive Plan Award, (ii) the payment of a cash amount in exchange for cancellation of a 2017 Stock Incentive Plan Award or (iii) the issuance of substitute awards that substantially preserve the value, rights and benefits of any 2017 Stock Incentive Plan Award affected by the applicable event.

For purposes of the 2017 Stock Incentive Plan, an “applicable event” means the occurrence of any of the following:

●	the acquisition by any person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company, any subsidiary of the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors of the Company;

●	the consummation of a merger or consolidation of the Company with or into another entity, as a result of which the shareholders of the Company immediately prior to such merger, consolidation, other business combination or acquisition do not immediately thereafter beneficially own, directly or indirectly, 80% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such merger, consolidation or other business combination of the Company; or

●	the sale or other disposition of all or substantially all of the assets of the Company.

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Amendment or Termination of the 2017 Stock Incentive Plan

The Company’s Board of Directors may amend the 2017 Stock Incentive Plan at any time, except that no amendment or termination may be made without the approval of the Company’s shareholders if such consent is required (a) to satisfy the requirements of Rule 16b-3 under the Exchange Act or any successor rule or regulation; (b) to satisfy applicable requirements of the Code; or (c) to satisfy applicable requirements of the NASDAQ Stock Market or any securities exchange on which are listed any of the Company’s equity securities.

No Repricing without Shareholder Approval

Except in connection with a corporate transaction involving the Company (including any share dividend, share split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding 2017 Stock Incentive Plan Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other 2017 Stock Incentive Plan Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval.

Transferability and Beneficiaries

Except as provided in a related award agreement, a participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate a 2017 Stock Incentive Plan Award, except by will or the laws of descent and distribution. In addition, during a participant’s lifetime, a 2017 Stock Incentive Plan Award may be exercised only by that participant or that participant’s guardian or legal representative. No 2017 Stock Incentive Plan Award may be transferred for value or consideration. A 2017 Stock Incentive Plan Award may be subject to such terms, conditions and restrictions on sale or transfer as the Compensation Committee deems appropriate or advisable and as set forth in the related award agreement.

Unless specifically designated by a participant in writing, a participant’s beneficiary under the 2017 Stock Incentive Plan is the executor of the participant’s estate.

Tax Withholding

The Company or one of the Company’s subsidiaries, as applicable, will have the power and the right to deduct, withhold or collect any amount required by law or regulation to be withheld with respect to any taxable event arising with respect to a 2017 Stock Incentive Plan Award granted under the 2017 Stock Incentive Plan.

Subject to the approval of the Compensation Committee, a participant may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company or any of the Company’s subsidiary withhold Common Shares having a fair market value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. Any Common Shares to be withheld to satisfy tax withholding requirements must otherwise be distributable to the participant at the time of the withholding or if such Common Shares are not otherwise distributable at the time of withholding, the participant must have a vested right to distribution of such Common Shares at such time. Any such election is irrevocable, must be made in writing and signed by the participant and will be subject to such additional terms and conditions as the Compensation Committee determines.

No Rights as a Shareholder

Except as otherwise provided in the 2017 Stock Incentive Plan or in a related award agreement, a participant will not have any rights as a shareholder with respect to Common Shares covered by a 2017 Stock Incentive Plan Award unless and until the participant becomes the record holder of such Common Shares.

U.S. Federal Income Tax Consequences

The following paragraphs provide a summary of the general U.S. federal income tax consequences relating to participation in the 2017 Stock Incentive Plan. This summary is based on U.S. federal income tax laws and Treasury Regulations in effect on the date of this proxy statement and does not purport to be a complete description of the U.S. federal income tax laws. In addition, this summary is not intended to be exhaustive, does not constitute tax advice, and does not describe federal employment, state, local or foreign tax consequences. Each participant will be advised to consult with his or her own tax advisor concerning the U.S. federal income tax and other tax consequences of participating in the 2017 Stock Incentive Plan.

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Incentive Stock Options

Incentive Stock Options are intended to qualify for the special treatment available under Section 422 of the Internal Revenue Code. A participant will not recognize taxable income when an Incentive Stock Option is granted and the Company will not receive a deduction at that time. A participant will not recognize ordinary income upon the exercise of an Incentive Stock Option provided that the participant was, without a break in service, an employee of the Company or a subsidiary of the Company during the period beginning on the grant date of the Incentive Stock Option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to death or disability).

If a participant acquires Common Shares by exercising an Incentive Stock Option and holds those Common Shares for one year or, if longer, until the second anniversary of the grant date (the “ISO Holding Period”), then, upon disposition of such Common Shares, any amount realized by the participant in excess of the exercise price will be taxed to the participant at long-term capital gain (or loss) rates. To the extent the amount the participant receives upon disposition of the Common Shares is greater than the exercise price, the participant will realize a capital gain. If the amount the participant receives upon disposition is less than the exercise price, the participant will realize a capital loss. Upon such disposition, the Company is not entitled to a deduction.

If a participant disposes of the Common Shares before the end of the ISO Holding Period, the participant will generally recognize ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the Common Shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized upon disposition of the Common Shares over the exercise price. The Company will be entitled to a deduction equal to the ordinary income recognized by the participant. Any amount realized in excess of the fair market value of the Common Shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the Common Shares.

The rules that generally apply to Incentive Stock Options do not apply when calculating any alternative minimum tax liability. The rules governing the application of the alternative minimum tax are complex and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from Incentive Stock Options.

Nonqualified Stock Options

A participant will not recognize any income when a Nonqualified Stock Option is granted, and the Company will not receive a deduction at that time. However, when a Nonqualified Stock Option is exercised, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the Common Shares that the participant purchased on the date of exercise over the exercise price. If a participant uses Common Shares or a combination of Common Shares and cash to pay the exercise price of a Nonqualified Stock Option, the participant will recognize ordinary income equal to the value of the excess of the number of Common Shares that the participant purchases over the number of Common Shares that the participant surrenders, less any cash the participant uses to pay the exercise price. When a Nonqualified Stock Option is exercised, the Company will be entitled to a deduction equal to the ordinary income that the participant recognizes.

If the amount a participant receives upon disposition of the Common Shares that the participant acquired by exercising a Nonqualified Stock Option is greater than the sum of the aggregate exercise price that the participant paid plus the amount of ordinary income recognized by the participant upon exercise, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Shares for more than one year after the participant acquired them by exercising the Nonqualified Stock Option. Conversely, if the amount a participant receives upon disposition of the Common Shares that the participant acquired by exercising a Nonqualified Stock Option is less than the sum of the aggregate exercise price the participant paid plus the amount of ordinary income recognized by the participant upon exercise, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Shares for more than one year after the participant acquired them by exercising the Nonqualified Stock Option.

Stock Appreciation Rights

A participant will not recognize taxable income when a SAR is granted, and the Company will not receive a deduction at that time. When a SAR is exercised, a participant will recognize ordinary income equal to the excess of the cash and/or the fair market value of the Common Shares the participant receives over the aggregate exercise price of the SAR, if any, and the Company will be entitled to a corresponding deduction. If the amount a participant receives upon disposition of the Common Shares that the participant acquired by exercising a SAR is greater than the sum of the aggregate exercise price that the participant paid plus the amount of ordinary income recognized by the participant upon exercise, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Shares for more than one year after the participant acquired them by exercising the SAR. Conversely, if the amount a participant receives upon disposition of the Common Shares that the participant acquired by exercising a SAR is less than the sum of the aggregate exercise price that the participant paid plus the amount of ordinary income recognized by the participant upon exercise, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Shares for more than one year after the participant acquired them by exercising the SAR.

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Restricted Stock

Unless a participant makes an election under Section 83(b) of the Internal Revenue Code (a ”Section 83(b) Election”), the participant generally will not recognize taxable income when Restricted Stock is granted, and the Company will not receive a deduction at that time. Instead, a participant will recognize ordinary income when the Restricted Stock vests (i.e., when the underlying Common Shares are freely transferable or not subject to a substantial risk of forfeiture) equal to the fair market value of the Common Shares that the participant receives when the terms, conditions and restrictions have been met, less any consideration paid for the Restricted Stock, and the Company generally will be entitled to a deduction equal to the income that the participant recognizes.

If the amount a participant receives upon disposition of these Common Shares is greater than the fair market value of the Common Shares when the Restricted Stock vested, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Shares for more than one year after the Restricted Stock vested. Conversely, if the amount the participant receives upon disposition of these Common Shares is less than the fair market value of the Common Shares when the Restricted Stock vested, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Shares for more than one year after the Restricted Stock vested.

If a participant makes a Section 83(b) Election, the participant will recognize ordinary income on the grant date equal to the fair market value of the Common Shares subject to the Restricted Stock award on the grant date, and the Company will be entitled to a deduction equal to the income that the participant recognizes at that time. However, the participant will not recognize income when (and if) the Restricted Stock vests. If a participant who has made a Section 83(b) Election earns the Common Shares subject to a Restricted Stock award, any appreciation between the grant date and the date the participant disposes of the Common Shares will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Shares for more than one year after the grant date. Conversely, if the amount the participant receives upon disposition of these Common Shares is less than the fair market value of the Common Shares on the grant date, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Shares for more than one year after the grant date. Also, if a participant forfeits his or her Restricted Stock, the participant cannot take a tax deduction in connection with the forfeiture of the Restricted Stock subject to a Section 83(b) Election.

Restricted Stock Units

A participant will not recognize taxable income when a Restricted Stock Unit is granted, and the Company will not receive a deduction at that time. When a Restricted Stock Unit vests and is settled, the participant will recognize ordinary income equal to the cash and/or the fair market value of the Common Shares the participant receives at the time of settlement, and the Company will be entitled to a corresponding deduction.

If the amount a participant receives upon disposition of the Common Shares received upon settlement of the Restricted Stock Unit is greater than the fair market value of the Common Shares when the Restricted Stock Unit vested, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Shares for more than one year after the Restricted Stock Unit vested. Conversely, if the amount the participant receives upon disposition of these Common Shares is less than the fair market value of the Common Shares when the Restricted Stock Unit vested, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Shares for more than one year after the Restricted Stock Unit vested.

Section 409A of the Internal Revenue Code

Section 409A of the Internal Revenue Code imposes certain restrictions on amounts deferred under non-qualified deferred compensation plans and a 20% additional tax on amounts that are subject to, but do not comply with, Section 409A of the Internal Revenue Code. Section 409A of the Internal Revenue Code includes a broad definition of non-qualified deferred compensation plans, which includes certain types of equity incentive compensation. It is intended that the 2017 Stock Incentive Plan Awards comply with or be exempt from the requirements of Section 409A of the Internal Revenue Code and the Treasury Regulations promulgated thereunder.

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Sections 280G and 4999 of the Internal Revenue Code

Sections 280G and 4999 of the Internal Revenue Code impose penalties on excess parachute payments. A “parachute payment” occurs when payments in an amount equal to or greater than 300% of the recipient’s taxable compensation averaged over the five calendar years ending before the change in control (or over the entire period of employment if the participant has been employed less than five calendar years) are made to a “disqualified individual” (as defined under Section 280G of the Internal Revenue Code) in connection with a change in control. This average is called the “base amount.” An excess parachute payment is an amount equal to the excess of any parachute payments over 100% of the base amount.

Some participants in the 2017 Stock Incentive Plan may receive payments in connection with a change in control. If this happens, the value of those participants’ payments from the 2017 Stock Incentive Plan must be combined with all other payments the participant receives in connection with a change in control from the Company or the Company’s subsidiaries. If the participant is a disqualified individual and the combined value of all payments is equal to or greater than 300% of the base amount, the participant would be required to pay a 20% excise tax on all amounts in excess of the base amount.

The 2017 Stock Incentive Plan provides that, unless specified otherwise in the related award agreement, if any payment or benefit due to a participant under the 2017 Stock Incentive Plan, when combined with other payments and benefits from the Company or any of the Company’s subsidiary would result in an excess parachute payment, the Company or its subsidiary, as applicable, will reduce the payments and benefits due to the participant to $1.00 less than the amount that would otherwise be considered a parachute payment.

Recommendation and Vote Required

The affirmative vote of a majority of the Common Shares represented at the Annual Meeting, in person (including electronically via the live webcast) or by proxy, and entitled to vote on the proposal is required to approve the SB Financial Group 2017 Stock Incentive Plan (the “2017 Stock Incentive Plan”). The effect of an abstention is the same as a vote “AGAINST” the proposal. Broker non-votes will not be counted in determining whether the proposal has been approved.

THE COMPENSATION COMMITTEE AND YOUR BOARD RECOMMEND THAT
SHAREHOLDERS VOTE FOR THE APPROVAL OF
ThE 2017 SB FInancial Group Stock Incentive Plan

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PROPOSAL NO. 4

NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and corresponding SEC rules enable shareholders to vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. As a result, the following resolution will be submitted for shareholder approval at the Annual Meeting:

“RESOLVED, that the shareholders of SB Financial Group, Inc. hereby approve, on an advisory basis, the compensation of the corporation’s named executive officers as disclosed in the corporation’s Proxy Statement for its 2017 Annual Meeting of Shareholders pursuant to Item 402 of SEC Regulation S-K, including the compensation tables, notes and narrative disclosures contained under the heading “COMPENSATION OF EXECUTIVE OFFICERS” in the corporation’s Proxy Statement.

The Board believes that the Company’s compensation policies and procedures, which are reviewed and approved by the Compensation Committee, are effective in aligning the compensation of our named executive officers with the Company’s short-term and long-term goals and that such compensation and incentives are designed to attract, retain and motivate our key executives who are directly responsible for the Company’s continued success. The Board of Directors believes that the Company’s compensation policies and practices do not threaten the value of the Company or the investments of our shareholders or create incentives to engage in behaviors or business activities that are reasonably likely to have a material adverse impact on the Company. The Board believes that the Company’s culture focuses on sound risk management and appropriately rewards executives for performance. The Board further believes that the Company’s compensation policies and procedures are reasonable in comparison both to the Company’s peer bank holding companies and to the Company’s performance during the 2016 fiscal year.

Shareholders are encouraged to carefully review the information provided in this proxy statement regarding the compensation of the Company’s named executive officers in the section captioned “COMPENSATION OF EXECUTIVE OFFICERS” beginning on page 9 of this proxy statement.

Because your vote is advisory, the outcome of the vote will not: (i) be binding upon the Board or the Compensation Committee with respect to future executive compensation decisions, including those relating to our named executive officers, or otherwise; (ii) overrule any decision made by the Board or the Compensation Committee; or (iii) create or imply any additional fiduciary duty by the Board or the Compensation Committee. However, the Board and the Compensation Committee expect to take into account the outcome of the advisory vote when considering future executive compensation arrangements.

The affirmative vote of a majority of the Common Shares represented at the Annual Meeting, in person (including electronically via the live webcast) or by proxy, and entitled to vote on the proposal is required to approve the non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers as disclosed in this proxy statement. The effect of an abstention is the same as a vote “AGAINST” the proposal. Broker non-votes will not be counted in determining whether the proposal has been approved.

YOUR BOARD RECOMMENDS THAT
SHAREHOLDERS VOTE FOR
ThE NON-BINDING ADVISORY RESOLUTION TO APPROVE THE NAMED EXECUTIVE OFFICERS COMPENSATION

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AUDIT COMMITTEE DISCLOSURE

Role of the Audit Committee

The Audit Committee assists the Board in fulfilling its responsibility for the oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee is comprised solely of independent directors. The specific responsibilities of the Audit Committee are set forth in the Audit Committee Charter and described under the heading “MEETINGS AND COMMITTEES OF THE BOARD–Committees of the Board–Audit Committee” beginning on page 7 of this proxy statement.

Management is responsible for the Company’s consolidated financial statements and the accounting and financial reporting processes of the Company, including the establishment and maintenance of adequate internal controls over financial reporting. The Company’s independent registered public accounting firm is responsible for auditing the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing its report on the Company’s consolidated financial statements.

Pre-Approval of Services Performed by Independent Registered Public Accounting Firm

Under applicable SEC rules, the Audit Committee is required to pre-approve all audit and non-audit services performed by the Company’s independent registered public accounting firm in order to assure that they do not impair the independent registered public accounting firm’s independence from the Company. The SEC’s rules specify the types of non-audit services that an independent registered public accounting firm may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm. Accordingly, the Audit Committee pre-approves all audit and permitted non-audit services proposed to be provided by the Company’s independent registered public accounting firm.

The pre-approval of audit and non-audit services and fees of the independent registered public accounting firm may be documented by a member of the Audit Committee signing annual or periodic engagement letters that define in general terms the type of services to be provided and the range of fees that are considered acceptable for such services, or as otherwise documented in the minutes of the Audit Committee meetings. The actual compensation paid to the independent registered public accounting firm for all such pre-approved services and fees is reported to the Audit Committee on at least a quarterly basis. All services rendered by BKD during 2016 and 2015 were pre-approved by the Audit Committee.

Services of Independent Registered Public Accounting Firm

During the fiscal years ended December 31, 2016 and 2015, the Company paid the following amounts to BKD for audit, audit-related, tax and other services rendered:

	2016	2015

Audit Fees (1)	$171,200	$169,655
Audit-Related Fees (2)	--	--
Tax Fees (3)	19,500	23,500
All Other Fees (4)	--	8,996
TOTAL	$190,700	$202,151

(1)	Audit fees consist of fees for the audit of the Company’s annual financial statements, review of interim condensed financial statements included in the Company’s Quarterly Reports on Form 10-Q, audit procedures with respect to acquisitions, and services in connection with statutory and regulatory filings including annual reports on Form 10-K and registration statements under the Securities Act of 1933, as amended.

(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. These services include consultations concerning financial and reporting matters.

(3)	Tax fees consist of fees for tax return preparation services, tax planning advice and assistance with tax examination.

(4)	Other fees consist of a Cost Segregation Study performed in 2015 in relation to the building of the Company’s office building in Dublin, Ohio.

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AUDIT COMMITTEE REPORT

In fulfilling its oversight responsibilities with respect to the Company’s audited financial statements for the year ended December 31, 2016, the Audit Committee:

●	reviewed and discussed the Company’s audited financial statements with management;

●	discussed with BKD, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

●	received the written disclosures and the letter from BKD, the Company’s independent registered public accounting firm, required by applicable requirements of the Public Company Accounting Oversight Board regarding BKD’s communications with the Audit Committee concerning independence, and discussed with BKD its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

THE AUDIT COMMITTEE

Gaylyn J. Finn, Chairperson
Gary M. Cates
Rita A. Kissner
Timothy J. Stolly

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SHAREHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

Proposals by shareholders intended to be presented at the 2018 Annual Meeting of Shareholders must be received by the Corporate Secretary of the Company by no later than November 10, 2017, to be eligible for inclusion in the Company’s proxy card, notice of meeting and proxy statement relating to the 2018 Annual Meeting. Upon receipt of a shareholder proposal, the Company will determine whether or not to include the proposal in the proxy materials in accordance with the applicable rules and regulations of the SEC. The SEC has promulgated rules relating to the exercise of discretionary voting authority under proxies solicited by the Board. If a shareholder intends to present a proposal at the 2018 Annual Meeting of Shareholders, and does not notify the Corporate Secretary of the Company of the proposal by January 24, 2018, the proxies solicited by the Board for use at the 2018 Annual Meeting may be voted on the proposal, without any discussion of the proposal in the Company’s proxy statement for the 2018 Annual Meeting. In each case, written notice must be given to the Corporate Secretary of the Company at the following address: Keeta J. Diller, Corporate Secretary, SB Financial Group, Inc., 401 Clinton Street, Defiance, Ohio 43512.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business to be presented for action by the shareholders at the Annual Meeting other than those discussed in this proxy statement. If any other matter is properly presented at the Annual Meeting, or at any adjournment of the Annual Meeting, the persons named and acting under the proxies solicited by the Board will vote the Common Shares represented by such proxies on such matters in accordance with their best judgment in light of the conditions then prevailing, to the extent permitted under applicable law.

IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY. EVEN IF YOU PLAN TO PARTICIPATE IN THE ANNUAL MEETING VIA THE LIVE WEBCAST, YOU ARE ENCOURAGED TO VOTE ELECTRONICALLY VIA THE INTERNET IN ADVANCE OF THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS ON YOUR PROXY CARD. ALTERNATIVELY, PLEASE FILL IN, DATE, SIGN AND RETURN YOUR PROXY CARD PROMPTLY.

March 10, 2017	By Order of the Board of Directors,

/s/ Mark A. Klein
Mark A. Klein
Chairman, President & CEO
SB Financial Group, Inc.

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APPENDIX A

SB FINANCIAL GROUP

2017 STOCK INCENTIVE PLAN

ARTICLE I

Definitions

Section 1.1 Definitions. As used herein, the following terms shall have the meaning set forth below, unless the context clearly requires otherwise:

(a)	“Applicable Event” shall mean:

(i)	Any “person,” including a “group” (as such terms are used in Subsections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules promulgated thereunder, but excluding the Company, any Subsidiary or any employee benefit plan of the Company or any Subsidiary) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of, or acquires the power to direct, directly or indirectly, the exercise of voting power with respect to, securities which represent 50% or more of the combined voting power of the Company’s outstanding securities thereafter;

(ii)	Any merger or consolidation of the Company, other than a merger or consolidation in which the voting securities of the Company immediately prior to the merger or consolidation continue to represent (either by remaining outstanding or being converted into securities of the surviving entity) 80% or more of the combined voting power of the Company or surviving entity immediately after the merger or consolidation with another entity; or

(iii)	The consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect).

(b)	“Award” shall mean any Option, Restricted Stock, Restricted Stock Unit or Stock Appreciation Right granted under the Plan.

(c)	“Award Agreement” shall mean an agreement between the Company and a Participant that describes the terms and conditions of each Award.

(d)	“Board” shall mean the Board of Directors of the Company.

(e)	“Change in Control Price” shall mean the transaction price per share of Stock (whether paid in cash or other property) paid in conjunction with any transaction resulting in an Applicable Event or, in the case of an Applicable Event occurring solely by reason of events not related to a transfer of Stock, the Fair Market Value of a share of Stock on the last trading day before the Applicable Event occurs.

(f)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

(g)	“Committee” shall mean the Compensation Committee of the Board.

(h)	“Company” shall mean SB Financial Group.

(i)	“Director” shall mean an individual (i) who is a member of the Board, a member of the Board of Directors of a Subsidiary, or a member of an advisory board who is appointed by the Board and (ii) who is not an Employee.

(j)	“Disability” shall mean:

(i)	With respect to Incentive Stock Options, disability as defined in Section 22(e)(3) of the Code; and

(ii)	With respect to any other Award, (A) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or (B) the Participant is determined to be totally disabled by the Social Security Administration.

(k)	“Effective Date” shall mean, with respect to the Plan, the date specified in Section 2.3 as the Effective Date.

A-1

(l)	“Employee” shall mean any person, including an executive officer, who is employed by the Company or any of its Subsidiaries.

(m)	“Fair Market Value” shall mean the value of a share of Stock on any relevant date, determined as follows:

(i)	If the Stock is traded on an exchange, the reported “closing price” on the relevant date if it is a trading day or, otherwise, the reported “opening price” on the next trading day;

(ii)	If Section 1.1(m)(i) does not apply:

(1)	With respect to any Incentive Stock Option, fair market value within the meaning of Section 422 of the Code;

(2)	With respect to any Award that is subject to Section 409A of the Code or any Nonqualified Stock Option or Stock Appreciation Right, fair market value shall be determined by the reasonable application of a reasonable valuation method within the meaning of Treasury Regulation §1.409A-1(b)(5)(iv)(B); and

(3)	With respect to any other Award, fair market value shall be determined by application of such reasonable valuation methods as the Committee shall adopt or apply.

(n)	“Incentive Stock Option” shall mean an Option to purchase shares of Stock which is designated as an Incentive Stock Option by the Committee and is intended to meet the requirements of Section 422 of the Code.

(o)	“Nonqualified Stock Option” shall mean an Option to purchase shares of Stock which is not an Incentive Stock Option.

(p)	“Option” shall mean an option to purchase shares of Stock granted pursuant to the provisions of the Plan. Options granted under the Plan shall be either Nonqualified Stock Options or Incentive Stock Options.

(q)	“Participant” shall mean a Director or Employee to whom an Award has been granted under the Plan.

(r)	“Plan” shall mean the SB Financial Group 2017 Stock Incentive Plan, the terms of which are set forth herein and in any amendment which may be made hereto.

(s)	“Restricted Stock” shall mean a share of Stock granted to a Participant pursuant to Article VIII of the Plan.

(t)	“Restricted Stock Unit” shall mean an Award granted pursuant to Article IX of this Plan under which a Participant is issued a right to receive a specified number of shares of Stock or a cash payment equal to a specified number of shares of Stock, the settlement of which is subject to specified restrictions on vesting and transferability.

(u)	“Retirement” shall mean a voluntary termination by the Participant after (i) attaining the age of 65 and (ii) completing five years of service to the Company or a Subsidiary.

(v)	“Stock” shall mean the common shares, without par value, of the Company or, in the event that the outstanding shares of Stock are changed into or exchanged for different shares or securities of the Company or some other entity, such other shares or securities.

(w)	“Stock Appreciation Right” shall mean a right to receive an amount equal to the excess of the Fair Market Value on the exercise date over the Fair Market Value on the date the Stock Appreciation Right is granted pursuant to the provisions of the Plan.

(x)	“Subsidiary” shall mean:

(i)	With respect to an Incentive Stock Option, a “subsidiary corporation” as defined in Section 424(f) of the Code; and

(ii)	With respect to any other Award, any person with whom the Company would be considered to have a controlling interest, as defined in Treasury Regulation §1.409A-1(b)(5)(iii)(E)(1).

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ARTICLE II

The Plan

Section 2.1 Name. The Plan shall be known as the “SB Financial Group 2017 Stock Incentive Plan.”

Section 2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to Directors and Employees an opportunity to acquire or increase their proprietary interest in the Company by the grant to such persons of Awards under the terms set forth herein. By encouraging such persons to become owners of the Company, the Company seeks to attract, motivate, reward and retain those highly competent individuals upon whose judgment, initiative, leadership and efforts are key to the success of the Company.

Section 2.3 Effective Date and Termination of Plan. The Plan shall become effective upon the affirmative vote of the Board on February 15, 2017 (the “Effective Date”); provided, however, that if the Plan is not approved by the shareholders of the Company within twelve (12) months following such adoption, the Plan and all outstanding Awards, if any, shall be deemed null and void and shall be of no force or effect. No shares of Stock may be issued pursuant to this Plan prior to approval of the Plan by the shareholders of the Company. The Plan shall terminate upon the earliest of (a) February 15, 2027; (b) the date on which all Stock available for issuance under the Plan has been issued pursuant to the exercise or settlement, as applicable, of Awards granted hereunder or with respect to which payments have been made upon the exercise of Stock Appreciation Rights or other rights; or (c) the determination of the Board that the Plan shall terminate. No Awards may be granted under the Plan after such termination date, provided that the Awards granted and outstanding on such date shall continue to have force and effect in accordance with the provisions of the Award Agreements evidencing such Awards.

ARTICLE III

Administration

Section 3.1 Administration.

(a)	The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from time to time the individuals to whom Awards may be granted, the number of shares of Stock to be subject to each Award, the period during which each Option or Stock Appreciation Right may be exercised, the price at which each Option or Stock Appreciation Right may be exercised, and the terms and conditions of any Award.

(b)	Meetings of the Committee shall be held at such times and places as shall be determined from time to time by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The vote of a majority of the members of the Committee shall decide any question brought before the meeting. In addition, the Committee may take any action otherwise proper under the Plan by the execution of a written action, taken without a meeting, and signed by all of the members of the Committee.

(c)	All questions of interpretation and application with respect to the Plan or Awards granted thereunder shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.

(d)	The Committee shall have the sole discretion and authority to determine whether an Option shall be an Incentive Stock Option or a Nonqualified Stock Option; provided that Incentive Stock Options may be granted only to persons who are Employees.

(e)	Notwithstanding any provision contained herein, a grant of an Award to a Director must be approved by the full Board.

(f)	Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of judgment in any such action, suit or proceeding against him; provided that he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s articles of incorporation or regulations, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or hold him harmless.

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Section 3.2 Company Assistance. The Company and its Subsidiaries shall supply full and timely information to the Committee on all matters relating to eligible Employees, their employment, death, Retirement, Disability or other termination of employment and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

Section 3.3 Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any Stock dividend, Stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares of Stock), the terms of outstanding Awards may not be amended without shareholder approval to reduce the exercise price of outstanding Options or Stock Appreciation Rights or to cancel outstanding Options or Stock Appreciation Rights in exchange for cash, Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, or other Awards or property.

ARTICLE IV

Participants

Section 4.1 Eligibility. Directors and Employees shall be eligible to participate in the Plan. The Committee may grant Awards to any eligible individual subject to the provisions of Sections 3.1(e) and 5.1.

ARTICLE V

Shares of Stock Subject to Plan

Section 5.1 Grant of Awards and Limitations.

(a)	Grant of Awards. The Committee shall designate the Employees and Directors eligible to receive Awards and the number of shares of Stock subject to such Awards.

(b)	Stock Available for Awards. Subject to adjustment pursuant to the provisions of Section 11.4 hereof, the aggregate number of shares of Stock with respect to which Awards may be granted during the term of the Plan shall not exceed 500,000. Shares with respect to which Awards may be granted may be either authorized and unissued shares of Stock or shares of Stock issued and thereafter acquired by the Company.

(c)	Incentive Stock Options. In the case of Incentive Stock Options, the aggregate Fair Market Value of the shares of Stock (under all plans of the Company and all of its Subsidiaries), with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, may not exceed $100,000. Such Options that exceed $100,000 shall be treated as Nonqualified Stock Options. The maximum number of shares of Stock that may be granted under the Plan through the exercise of Incentive Stock Options shall be 500,000.

(d)	Fiscal Year Limits. Subject to Section 12.4 of this Plan, during any fiscal year of the Company, the Committee may not make grants of all forms of Awards to a single Participant in this Plan covering more than an aggregate of 50,000 shares of Stock.

Section 5.2 Awards Under the Plan. Shares of Stock with respect to which an Award granted hereunder shall have been exercised or settled, as applicable, shall not again be available for grant hereunder. If Awards granted hereunder shall expire, terminate or be canceled for any reason without being wholly exercised or settled, as applicable, new Awards may be granted hereunder covering the number of shares of Stock to which such Award’s expiration, termination or cancellation relates. For purposes of clarity, shares of Stock that are withheld from or that are tendered by a Participant (either by delivery or attestation) in payment of an exercise price or to cover withholding tax obligations shall not be available to future grants under the Plan.

ARTICLE VI

Options

Section 6.1 Grant of Options. Subject to the terms, restrictions and conditions specified in the Plan and the associated Award Agreement, the Committee may grant Nonqualified Stock Options and Incentive Stock Options to Employees and Nonqualified Stock Options to Directors at any time during the term of the Plan. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of all of the members of the Committee or the Board, as applicable, and by a written Award Agreement in such form as the Committee shall approve from time to time. The Award Agreement shall set forth such terms and conditions of the Option as may be determined by the Committee, consistent with the Plan.

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Section 6.2 Exercise Price. The exercise price of the Stock subject to an Option shall not be less than the Fair Market Value on the date the Option is granted; provided, however, that the exercise price for an Incentive Stock Option granted to a Participant who owns or who is deemed to own shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary as determined under Section 422 of the Code (a “10 Percent Owner”), shall not be less than 110% of the Fair Market Value on the date the Incentive Stock Option is granted.

Section 6.3 Option Grant and Exercise Periods. No Option may be granted after the tenth anniversary of the Effective Date. The period for exercise of each Option shall be determined by the Committee, but in no instance shall such period extend beyond the tenth anniversary of the date of grant of the Option. The period of exercise for each Incentive Stock Option granted to a 10 Percent Owner may not be more than 5 years from the date of grant of the Option.

Section 6.4 Option Exercise.

(a)	Subject to Section 6.4(b) and such terms and conditions as may be determined by the Committee in its sole discretion upon the grant of an Option, an Option may be exercised in whole or in part (but with respect to whole shares only) and from time to time by delivering to the Company at its principal office written notice of intent to exercise the Option with respect to a specified number of shares of Stock.

(b)	Options shall be exercisable according to respective vesting schedules set forth in each Award Agreement as determined by the Committee; provided that vesting of any Option that is based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year, and vesting of any Option based solely upon continued employment or the passage of time shall vest over a period of not less than three years from the date the Award is made, provided that such vesting may occur in pro rata installments over the three-year period, with the first installment vesting no sooner than the first anniversary of the date of grant of such Award.

(c)	Subject to such terms and conditions as may be determined by the Committee in its sole discretion upon grant of any Option, payment for the shares of Stock to be acquired pursuant to exercise of the Option shall be made as follows:

(i)	By delivering to the Company at its principal office a check payable to the order of “SB Financial Group” in the amount of the exercise price for the number of shares of Stock with respect to which the Option is then being exercised; or

(ii)	By tendering to the Company shares of Stock owned by the Participant for at least six months prior to the date the Option is exercised (or such other period acceptable under the generally accepted accounting principles) having an aggregate Fair Market Value as of the date of exercise equal to the exercise price for the number of shares of Stock with respect to which the Option is then being exercised; or

(iii)	By a cashless exercise (including by withholding shares of Stock deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by applicable law); or

(iv)	By any combination of payments delivered pursuant to paragraphs (c)(1), (c)(2), and (c)(3) above.

Section 6.5 Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any share of Stock subject to such Option prior to the exercise of the Option and the purchase of such shares of Stock.

ARTICLE VII

Stock Appreciation Rights

Section 7.1 Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights to Participants at any time during the term of the Plan, either alone or in tandem with other Awards. Such Stock Appreciation Rights shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve. Such Award Agreements shall comply with, and be subject to, the following terms and conditions:

(a)	Exercise Price. The exercise price of a Stock Appreciation Right may not be less than 100% of the Fair Market Value on the date of grant.

(b)	Period and Exercise. The Award Agreement will specify the period over which a Stock Appreciation Right may be exercised and the terms and conditions that must be met before it may be exercised; provided, however, that an Award Agreement may not permit the Stock Appreciation Right to be exercisable more than 10 years after the date of grant. A Participant may exercise a Stock Appreciation Right by giving written notice of exercise on a form acceptable to the Committee specifying the portion of the Stock Appreciation Right being exercised.

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(c)	Vesting. Stock Appreciation Rights shall be exercisable according to respective vesting schedules set forth in each Award Agreement as determined by the Committee; provided that vesting of any Stock Appreciation Right that is based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year, and vesting of any Stock Appreciation Rights based solely upon continued employment or the passage of time shall vest over a period of not less than three years from the date the Award is made, provided that such vesting may occur in pro rata installments over the three-year period, with the first installment vesting no sooner than the first anniversary of the date of grant of such Award.

(d)	Calculation of Appreciation. Upon the exercise of Stock Appreciation Right, the Participant shall be entitled to receive either (i) cash equal to the excess of the Fair Market Value on the exercise date over the Fair Market Value on the date the Stock Appreciation Right was granted, multiplied by the number shares of Stock with respect to which the Stock Appreciation Right is being exercised (the “Cash Amount”), or (ii) a number of shares of Stock equal to the Cash Amount, divided by the Fair Market Value on the exercise date of the Stock Appreciation Right.

(e)	Payment of Appreciation. The total appreciation available to a Participant from an exercise of a Stock Appreciation Right shall be paid in a single lump sum payment in either cash or shares of Stock, as determined by the Committee.

(f)	Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any share of Stock subject to a Stock Appreciation Right.

ARTICLE VIII

Restricted Stock

Section 8.1 Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Committee may grant Restricted Stock to Participants at any time during the term of the Plan. Such Restricted Stock shall be subject to the terms and conditions that the Committee specifies in the Award Agreement and to the terms and conditions of the Plan. At the Committee’s sole discretion, all shares of Restricted Stock will be held by the Company as escrow agent or issued to the Participant in the form of certificates bearing a legend describing the restrictions imposed on the shares.

Section 8.2 Earning Restricted Stock. Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the terms, restrictions and conditions imposed on the Restricted Stock have lapsed as described in the Award Agreement. Restricted Stock will be (a) forfeited if all terms, restrictions and conditions described in the Award Agreement have not been satisfied or (b) released from escrow and distributed (or any restrictions described in the certificates removed) as soon as practicable after all terms, restrictions and conditions described in the Award Agreement have been satisfied. Vesting of any Restricted Stock that is based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year, and vesting of any Restricted Stock based solely upon continued employment or the passage of time shall vest over a period of not less than three years from the date the Award is made, provided that such vesting may occur in pro rata installments over the three-year period, with the first installment vesting no sooner than the first anniversary of the date of grant of such Award.

Section 8.3 Rights Associated with Restricted Stock. During the applicable period of restriction and unless the Award Agreement provides otherwise, each Participant to whom Restricted Stock has been granted (a) may exercise full voting rights associated with that Restricted Stock and (b) will be entitled to receive all dividends and other distributions paid with respect to that Restricted Stock; provided, however, that such dividends or other distributions shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were issued. This means that no accrued dividends shall be paid to the Participant until the restrictions on the Restricted Stock lapse and such dividends shall be forfeited to the extent that the Participant forfeits the related Restricted Stock.

ARTICLE IX

RESTRICTED STOCK UNITS

Section 9.1 Grant of Restricted Stock Units. Subject to the terms and conditions of this Plan, the Committee may grant Restricted Stock Units to Participants at any time during the term of the Plan. Such Restricted Stock Units shall be subject to the terms and conditions that the Committee specifies in the Award Agreement and the terms and conditions of the Plan.

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Section 9.2 Award Agreement. Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that specifies the number of shares of Stock underlying the Award, the restricted period, the conditions upon which the restrictions on the Restricted Stock Units will lapse, the time at which and form in which the Restricted Stock Units will be settled, and such other terms and conditions as the Committee determines and which are not inconsistent with the terms and conditions of this Plan.

Section 9.3 Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and restrictions on any Award of Restricted Stock Units as the Committee may deem advisable, including, without limitation, restrictions based on the achievement of specific performance goals, time-based restrictions, holding requirements or sale restrictions placed on the underlying shares of Stock by the Company upon vesting of such Restricted Stock Units. Vesting of any Restricted Stock Unit that is based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year, and vesting of any Restricted Stock Unit based solely upon continued employment or the passage of time shall vest over a period of not less than three years from the date the Award is made, provided that such vesting may occur in pro rata installments over the three-year period, with the first installment vesting no sooner than the first anniversary of the date of grant of such Award.

Section 9.4 Form of Settlement. An Award of Restricted Stock Units may be settled in full shares of Stock, in cash or in a combination thereof, as specified by the Committee in the related Award Agreement.

Section 9.5 Dividend Equivalents. Awards of Restricted Stock Units may provide the Participant with dividend equivalents, as determined by the Committee in the Committee’s sole discretion and as set forth in the related Award Agreement; provided, however, that such dividend equivalents shall be subject to the same terms and conditions, including the applicable forfeiture conditions, as the Restricted Stock Units. This means that no amount shall be paid in connection with a dividend equivalent right until shares of Stock are issued or cash is paid in connection with the Restricted Stock Units and any dividend equivalents shall be forfeited to the extent that the Participant forfeits the related Restricted Stock Units.

Section 9.6 No Voting Rights. In no event will a Participant have any voting rights with respect to the shares of Stock underlying the Restricted Stock Units.

ARTICLE X

Amendment and Modification of Plan

Section 10.1 Amendment. The Board may from time to time amend or modify or make such changes in and additions to the Plan as it may deem desirable, without further action on the part of the shareholders of the Company except as such shareholder approval may be required (a) to satisfy the requirements of Rule 16b-3 under the Exchange Act or any successor rule or regulation; (b) to satisfy applicable requirements of the Code; or (c) to satisfy applicable requirements of the NASDAQ Stock Market or any securities exchange on which are listed any of the Company’s equity securities. No such action to amend the Plan shall reduce the then-existing number of Awards granted to any Participant or adversely change the terms and conditions thereof without such Participant’s consent.

ARTICLE XI

Taxation and Withholding

Section 11.1 Tax Withholding. With respect to Employees, the Company shall have the power and the right to deduct or withhold an amount sufficient to satisfy federal, state and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan. At the discretion of the Committee, a Participant may be permitted to pay to the Company the withholding amount in the form of cash, shares of Stock owned by the Participant for at least the previous six months (or such other period acceptable under the generally accepted accounting principles) or by having the Company withhold shares of Stock from the settlement of the Award. If payment of the withholding amount is made by tendering shares of Stock, the value of the shares of Stock delivered shall equal the Fair Market Value on the applicable day.

Section 11.2 Required Consent to and Notification of Code Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

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Section 11.3 Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten days thereof.

ARTICLE XII

Miscellaneous

Section 12.1 Transferability. Except as specifically permitted in an Award Agreement, during the Participant’s lifetime, any Award may be exercised only by the Participant or any guardian or legal representative of the Participant, and the Award shall not be transferable except by will or the laws of descent and distribution.

Section 12.2 Designation of Beneficiary. A Participant may file a written designation of a beneficiary who is to receive any Stock that is unsettled and/or cash that is unpaid in the event of the Participant’s death. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. Upon the death of a Participant and upon receipt by the Company of proof of identity and the existence of a beneficiary at the time of the Participant’s death validly designated by the Participant under the Plan, the Company shall deliver such Stock and/or cash to such beneficiary. In the event of the death of a Participant in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Stock and/or cash to the executor or the administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the Stock and/or cash credited to the Participant under the Plan.

Section 12.3 Effect of Termination, Death, Disability and Retirement. Unless otherwise specified in the Award Agreement, all Awards will be exercisable or forfeited as described in this Section 12.3:

(a)	Termination. If a Participant’s service as a Director or an Employee terminates for any reason, other than his Retirement, death or Disability, before the date of expiration of the Awards held by such Participant, (i) any Options and Stock Appreciation Rights that are not exercisable and any unvested Restricted Stock shall become null and void on the date of such termination and (ii) all exercisable Options and Stock Appreciation Rights shall terminate on the earlier of (1) the date of expiration of the Options and Stock Appreciation Rights, as applicable, or (2) 30 days following the date of the Participant’s termination. A Participant who terminates employment with the Company, but retains his status as a Director is not considered terminated with respect to any outstanding Award until the date the Participant ceases to be both a Director and an Employee of the Company, provided that any Incentive Stock Option that is outstanding as of the date that the Participant terminates employment with the Company shall be treated as a Nonqualified Stock Options following the date of the Participant’s termination as an employee.

(b)	Death. If a Participant’s service as a Director or an Employee terminates due to his death before the expiration of the Awards held by the Participant, (i) any Options and Stock Appreciation Rights that are not exercisable shall become exercisable and all Options and Stock Appreciation Rights shall terminate on the earlier of (1) the date of expiration of the Options and Stock Appreciation Rights, as applicable, or (2) one year following the date of the Participant’s death; and (ii) any unvested Restricted Stock shall become fully vested. The executor, administrator or personal representative of the estate of a deceased Participant, or the person or persons to whom an Award granted hereunder shall have been validly transferred by the executor, the administrator or the personal representative of the Participant’s estate, shall have the right to exercise the Participant’s Option or Stock Appreciation Right or receive the Participant’s Restricted Stock. To the extent that such Options and Stock Appreciation Rights would otherwise be exercisable under the terms of the Plan and the Participant’s Award Agreement, such exercise may occur at any time prior to the termination date specified in this Section 12.3(b).

(c)	Disability. If a Participant’s service as a Director or an Employee terminates due to his Disability before the expiration of the Awards held by the Participant, (i) any Options and Stock Appreciation Rights that are not exercisable shall become exercisable and all Options and Stock Appreciation Rights shall terminate on the earlier of (1) the date of expiration of the Options and Stock Appreciation Rights, as applicable, or (2) one year following the date of the Participant’s termination of service due to Disability; and (ii) any unvested Restricted Stock shall become fully vested.

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(d)	Retirement. If a Participant Retires before the date of expiration of the Awards held by such Participant, (i) any Options and Stock Appreciation Rights that are not exercisable shall become exercisable and all Options and Stock Appreciation Rights shall terminate on the earlier of (1) the date of expiration of the Options and Stock Appreciation Rights, as applicable, or (2) one year following the date of the Participant’s Retirement; provided, however, that an Incentive Stock Option that is not exercised within three months after the date of the Participant’s Retirement shall be treated as a Nonqualified Stock Option; and (ii) any unvested Restricted Stock shall become fully vested.

Section 12.4 Antidilution. If there is a Stock dividend, Stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or other similar corporate change affecting the Stock, the Committee will appropriately adjust (a) the number of shares of Stock that may be issued subject to Awards that may be granted to Participants during any period, (b) the aggregate number of shares of Stock available for Awards or subject to outstanding Awards (as well as any Stock-based limits imposed under the Plan), (c) the respective exercise price, number of shares of Stock and other limitations applicable to outstanding Awards, and (d) and other factors, limits or terms affecting any outstanding Awards. Notwithstanding the foregoing, an adjustment pursuant to this Section 12.4 shall be made only to the extent such adjustment complies, to the extent applicable, with Section 409A of the Code.

Section 12.5 Applicable Event. In the event an Applicable Event occurs, (a) if determined by the Committee in the applicable Award Agreement or otherwise determined by the Committee in its sole discretion, any outstanding Awards then held by Participants which are unexercisable or otherwise unvested or subject to lapse restrictions may automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, immediately prior to such Applicable Event and (b) the Committee may, but shall not be obligated to (i) cancel such Awards for the Change in Control Price or (ii) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (iii) provide that for a period of at least fifteen (15) days prior to the Applicable Event, any Options or Stock Appreciation Rights shall be exercisable as to all shares of Stock subject thereto and that upon the occurrence of the Applicable Event, such Options and Stock Appreciation Rights shall terminate and be of no further force and effect.

Section 12.6 Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to Awards shall be used for general corporate purposes.

Section 12.7 Tenure. Nothing in the Plan or in any Award granted hereunder or in any Award Agreement relating thereto shall confer upon any Director or Employee the right to continue in such position with the Company or any Subsidiary.

Section 12.8 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company or any Subsidiary from establishing any other forms of incentive or other compensation for Directors or Employees.

Section 12.9 No Obligation to Exercise Awards. The granting of an Award shall impose no obligation upon the Participant to exercise or accept such Award.

Section 12.10 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

Section 12.11 Compliance with Section 16. If the Company has a class of equity securities registered under Section 12 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any transaction or action by the Committee fails to so comply, the Committee may amend the Plan and the terms of any outstanding Award, and any action of the Committee which fails to comply shall be deemed void to the extent permitted by law and deemed advisable by the Committee.

Section 12.12 Requirements of Law. The grant of Awards and the issuance of shares of Stock will be subject to all applicable laws, rules and regulations and to all required approvals of any governmental agencies or exchange, market or other quotation system on or though which the securities of the Company are then traded. Also, no shares of Stock will be issued under the Plan unless the Company is satisfied that the issuance of those shares of Stock will comply with applicable federal and state securities laws. Shares of Stock tendered under the Plan may be subject to any stock transfer orders and other restrictions that the Committee believes to be advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange, market or other quotation system on or through which the Company’s securities are then traded, or any other applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this section.

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Section 12.13 Singular, Plural and Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine.

Section 12.14 Headings. Headings are inserted for convenience of reference; they constitute no part of the Plan.

Section 12.15 Governing Law. Except as otherwise required by law, the validity, construction and administration of the Plan shall be determined under the laws of the State of Ohio.

Section 12.16 Section 409A of the Code. It is intended that Awards granted under the Plan comply with or be exempt from the requirements of Section 409A of the Code and the Treasury Regulations promulgated thereunder (and any subsequent notices or guidance issued by the Internal Revenue Service), and the Plan will be interpreted, administered and operated accordingly. Nothing herein shall be construed as an entitlement to or guarantee of any particular tax treatment to a Participant.

Section 12.17 Additional Award Forfeiture Provisions.

(a)	Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises or Award Settlements. Unless otherwise determined by the Committee, each Award granted shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in Section 12.17(b) occurs (a “Forfeiture Event”), all of the following forfeitures will result:

(i)	The unexercised portion of each Option held by the Participant, whether or not vested, and any other Award not then settled will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

(ii)

The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a subsidiary or affiliate of the Company, or (B) the date that is six months prior to the date the Participant’s employment by the Company or a subsidiary or affiliate of the Company terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed. For purposes of this Section, the term “Award Gain” shall mean (X) in respect of a given Option exercise, the product of (1) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (2) the number of shares as to which the Option was exercised at that date, and (Y) in respect of any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or Stock paid or payable to the Participant less any cash or the Fair Market Value of any Stock or property (other than an Award or award which would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection such settlement.

(b)	Events Triggering Forfeiture. The forfeitures specified in Section 12.17(a) will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during a Participant’s employment by the Company or a subsidiary or affiliate of the Company, or during the one-year period following termination of such employment:

(i)	If the Company or a Subsidiary is required to prepare an accounting restatement due to material non-compliance of the Company or a Subsidiary with any financial reporting requirement under any applicable laws;

(ii)	The Participant, acting alone or with others, directly or indirectly, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless the Participant’s interest is insubstantial, in any business in an area or region in which the Company or any of its Subsidiaries conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or s Subsidiary; (B) induces any customer or supplier of the Company or any Subsidiary with which the Company or a Subsidiary has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the Company or such Subsidiary; or (C) induces, or attempts to influence, any associate of or service provider to the Company or a Subsidiary to terminate such employment or service. The Committee shall, in its discretion, determine which lines of business the Company and its Subsidiaries conduct on any particular date and which third parties may reasonably be deemed to be in competition with the Company or a Subsidiary. For purposes of this Section 12.17(b)(i), a Participant’s interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant’s interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee in its discretion, of less than five percent of the outstanding equity of the entity;

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(iii)

The Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or any Subsidiary, any confidential or proprietary information of the Company or any Subsidiary, including but not limited to information regarding the Company’s and its Subsidiaries’ current and potential customers, organization, associates, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain (other than by the Participant’s breach of this provision), except as required by law or pursuant to legal process, or the Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its Subsidiaries or their respective officers, directors, associates, advisors, businesses or reputations, except as required by law or pursuant to legal process; or

(iv)

The Participant fails to cooperate with the Company or any Subsidiary in any way, including, without limitation, by making himself or herself available to testify on behalf of the Company or such Subsidiary in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any Subsidiary in any way, including, without limitation, in connection with any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such Subsidiary, as reasonably requested.

(v)

The Participant, alone or in conjunction with another person, (A) interferes with or harms, or attempts to interfere with or harm, the relationship of the Company or any Subsidiary with any person who at any time was a customer or supplier of the Company or any Subsidiary or otherwise had a business relationship with the Company or any Subsidiary; or (A) hires, solicits for hire, aids in or facilitates the hire, or causes to be hired, either as an employee, contractor or consultant, any person who is currently employed, or was employed at any time during the six-month period prior thereto, as an employee, contractor or consultant of the Company or any Subsidiary.

(c)	Agreement Does Not Prohibit Competition or Other Participant Activities. Although the conditions set forth in this Section 12.17 shall be deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity set forth in Section 12.17(b), including but not limited to competition with the Company and its Subsidiaries. The non-occurrence of the Forfeiture Events set forth in Section 12.17(b) is a condition to the Participant’s right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. The Company and a Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Section 12.17.

(d)	Committee Discretion. The Committee may, in its discretion, waive in whole or in part the Company’s right to forfeiture under this Section 12.17, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

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